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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WARREN RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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1114 Avenue of the Americas, 34th Floor
New York, NY 10036

April 21, 2015

Dear Fellow Stockholders:

        The 2015 Annual Meeting of Stockholders of Warren Resources, Inc. (the "2015 Annual Meeting") will be held at Shadowbrook Inn and Resort, 201 Resort Lane, Tunkhannock, PA 18657 on Tuesday, June 2, 2015, at 9:00 a.m. (EDT).

        The Notice of the Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the 2015 Annual Meeting. The 2015 Annual Meeting will cover only the business contained in the Proxy Statement and will include a short management presentation.

        Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. As a result, we are mailing to most of our stockholders a copy of the Notice of Internet Availability of Proxy Materials (the "Notice") instead of a paper copy of the accompanying Proxy Statement, proxy card, and our 2014 Annual Report to Stockholders. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the accompanying Proxy Statement, our 2014 Annual Report to Stockholders, and a form of proxy card. All stockholders who do not receive a copy of the Notice should receive a paper copy of the proxy materials by mail.

        Whether or not you plan to attend the 2015 Annual Meeting of Stockholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum of over 50% of the outstanding shares of common stock on the record date of April 8, 2015, which is required for the transaction of business. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares. If you hold your shares through an account with a brokerage firm, bank or other nominee and you plan to vote in person at the 2015 Annual Meeting, you must bring a legal proxy executed in your favor from your bank, broker or other holder of record.

        Your vote is very important to us and our business. We value your opinions and encourage you to participate in the 2015 Annual Meeting by voting your proxy if you cannot attend in person. Please take the time to vote by following the Internet or telephone voting instructions provided, or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

Sincerely,

Lance Peterson Interim Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 2, 2015

Dear Fellow Stockholders:

        You are cordially invited to attend our 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting") which will be held on Tuesday, June 2, 2015, at 9:00 a.m. (EDT), at Shadowbrook Inn and Resort, 201 Resort Lane, Tunkhannock, PA 18657. We are holding the 2015 Annual Meeting to:

  1.
  Elect each of Messrs. Leonard DeCecchis and Lance Peterson to the Board of Directors to serve until the 2018 Annual Meeting of Stockholders;

  2.
  Approve the second amendment to our 2010 Stock Incentive Plan;

  3.
  Ratify the appointment of Grant Thornton LLP as independent auditors of the Company to serve for the 2015 fiscal year;

  4.
  Conduct, on a non-binding advisory basis, a vote on executive compensation; and

  5.
  Transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

Only Messrs. DeCecchis and Peterson have been nominated to be elected at the meeting. If either of these nominees becomes unable or unwilling to serve, which is not anticipated, the accompanying proxy may be voted for the election of such other person as shall be designated by the Corporate Governance Committee of our Board of Directors or, as an alternative, the Board of Directors may reduce the number of directors to be elected at the meeting.

        The Board of Directors set April 8, 2015 as the record date for the meeting. This means that owners of our common stock at the close of business on that date are entitled to:

  •
  receive this notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

        We will make available a list of stockholders as of the close of business on April 8, 2015 for inspection by stockholders during normal business hours from May 23 to June 2, 2015 at the Company's principal place of business, 1114 Avenue of the Americas, 34th Floor, New York, NY 10036. This list also will be available to stockholders at the meeting.

        It is important that your shares be represented and voted at the meeting. Please take the time to vote by following the Internet or telephone voting instructions provided. If you received a paper copy of the proxy card, you may also vote by completing and mailing the proxy card in the postage-prepaid envelope provided for your convenience. You may also attend and vote at the 2015 Annual Meeting. You may revoke your proxy at any time before the vote is taken by following the instructions in this proxy statement.

        Regardless of the number of shares of Warren that you hold, as a stockholder your vote is very important and the Board strongly encourages you to exercise your right to vote.

By Order of the Board of Directors,

Saema Somalya Senior Vice President, General Counsel and Corporate Secretary

New York, New York
April 21, 2015

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2015:

        The notice of the meeting, this Proxy Statement, a Form of Proxy and our 2014 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2014) are available at www.proxyvote.com.

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains forward-looking statements, within the meaning of the federal securities laws, about our business and prospects. The forward-looking statements do not include the potential impact of any mergers, acquisitions, divestitures, securities offerings or business combinations that may be announced or closed after the date hereof. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "plans," "intends," "expects," "goals" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including those described in the Company's filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in other public filings and press releases. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

PROXY STATEMENT

FOR 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2015

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        We are making these proxy materials available to you on the Internet or by delivering printed versions of these materials to you by mail, in connection with the 2015 Annual Meeting of Stockholders of Warren Resources, Inc. (the "2015 Annual Meeting"). The 2015 Annual Meeting will be held on Tuesday, June 2, 2015. In this proxy statement, Warren Resources, Inc. is referred to as the "Company" or "Warren." The proxy materials, including this Proxy Statement, the proxy card or voting instructions, and our 2014 Annual Report are first being distributed and made available on or about April 21, 2015.

What is included in these proxy materials?

        The following documents are included in these proxy materials and are available at www.proxyvote.com:

  •
  Our Notice of Annual Meeting;

  •
  Our Proxy Statement;

  •
  Form of Proxy; and

  •
  Our Annual Report on Form 10-K for 2014.

        If you received printed versions of these materials by mail, these materials also include a proxy card or voting instruction form.

Where and when is the 2015 Annual Meeting?

        The 2015 Annual Meeting will be held at Shadowbrook Inn and Resort, 201 Resort Lane, Tunkhannock, PA 18657, on Tuesday, June 2, 2015 at 9:00 a.m. (EDT). If you would like to obtain directions to be able to attend the 2015 Annual Meeting in person, please contact our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

What is the purpose of the Annual Meeting?

        At the 2015 Annual Meeting, stockholders will vote upon:

  •
  The election of each of Messrs. DeCecchis and Peterson to the Board of Directors to serve until the 2018 Annual Meeting of Stockholders;

  •
  The second amendment to our 2010 Stock Incentive Plan;

  •
  The ratification of the appointment of Grant Thornton LLP as our independent auditor for fiscal year 2015;

  •
  To approve, on a non-binding advisory basis, Warren's compensation of its named executive officers as disclosed in this proxy statement; this is an advisory vote on executive compensation, a so-called "say-on-pay" proposal; and

  •
  Any other matters that may properly come before the meeting.

How does the Board recommend that I vote?

        The Board recommends that you vote:

  •
  FOR each of Messrs. DeCecchis and Peterson to the Board of Directors to serve until the 2018 Annual Meeting of Stockholders;

  •
  FOR the second amendment to our 2010 Stock Incentive Plan;

  •
  FOR the ratification of the appointment of Grant Thornton, LLP as our independent auditor for fiscal year 2015; and

  •
  FOR approval of the following resolution: "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the 2015 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        If any other matters are brought before the meeting, the proxy holders will vote as recommended by our Board. If no recommendation is given, the proxy holders will vote in their discretion.

Why should I vote?

        Your vote is very important to the Board, even if you cast a dissenting vote. Regardless of the number of shares you hold, the Board strongly encourages you to exercise your right to vote as a stockholder of the Company.

Who may vote?

        All stockholders of record of Warren's common stock at the close of business on April 8, 2015, which we refer to as the record date, are entitled to receive notice of the 2015 Annual Meeting and to vote the shares of common stock held by them on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

What is a proxy?

        It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our directors as proxies for the 2015 Annual Meeting. These directors are Chet Borgida and Anthony L. Coelho.

What is a proxy statement?

        It is a document that the regulations of the Securities and Exchange Commission ("SEC") require us to give you when we ask you to sign a proxy card designating Chet Borgida and Anthony L. Coelho as proxies to vote on your behalf.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

  •
  If your shares are registered in your name, you are a stockholder of record.

  •
  If your shares are held in the name of your broker, bank or depository, your shares are held in street name.

How do I vote?

        If your shares of common stock are held in street name, you will receive instructions from your nominee, which you must follow in order to have your shares voted. The instructions may appear on the special proxy card provided to you by your nominee (also called a "voting instruction form"). Your nominee may offer you different methods of voting, such as by telephone or Internet.

        If you hold your shares of common stock in your own name as a stockholder of record, you may vote in person at the 2015 Annual Meeting or instruct the proxy holders named on the proxy card how to vote your shares by requesting a paper copy of our proxy card and marking, signing, dating, and returning the proxy card in the postage-paid envelope that shall be provided to you with the paper copy of the proxy card. If your stock is held in street name and you intend to attend the 2015 Annual Meeting in person, you must obtain a proxy executed in your favor from your bank, broker or other holder of record to be able to vote at the 2015 Annual Meeting.

        Proxies that are executed, but do not contain any specific instructions, will be voted "FOR" the election of the nominees for directors specified in this proxy statement and "FOR" the second amendment to our 2010 Stock Incentive Plan, the ratification of the appointment of auditors and the approval of the non-binding advisory vote on executive compensation. The persons named in the proxy will have authority to vote in accordance with their own discretion on any other matters that properly come before the meeting.

        You may vote by any of the following four methods:

  (i)
  Internet. Vote on the Internet at www.proxyvote.com, the web site for Internet voting. Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card; by following the applicable instructions, you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 1, 2015.

  (ii)
  Telephone. Vote by telephone by following the instructions on the Notice, or if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 1, 2015.

  (iii)
  Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If mailed, your completed and signed proxy card must be received by June 1, 2015.

  (iv)
  Meeting. If you are a holder of record, you may attend and vote at the 2015 Annual Meeting. If your stock is held in street name and you intend to attend and vote in person at the 2015 Annual Meeting, you must obtain a proxy executed in your favor from your bank, broker or other holder of record to be able to vote at the 2015 Annual Meeting.

The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the 2015 Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the 2015 Annual Meeting if you later decide to attend in person. If your stock is held in street name, you must obtain a proxy, executed in your favor from your bank, broker or other holder of record to be able to vote at the 2015 Annual Meeting.

Who may attend the 2015 Annual Meeting?

        Only stockholders on the record date are invited to attend the 2015 Annual Meeting. Proof of ownership of Warren Resources, Inc.'s common stock, as well as a form of personal identification photo, may be requested in order to be admitted to the Meeting. If you are a stockholder of record, your name can be verified against our stockholder list. If you hold your Warren shares in "street name"—for instance, through a broker—you must request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to vote at the meeting (your broker may refer to it as a "legal" proxy). If you own shares in street name and do not obtain a legal proxy, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of common stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy from your broker.

        Stockholders will be admitted to the 2015 Annual Meeting beginning at 9:00 a.m. (EDT). No cameras, recording equipment or electronic devices will be permitted in the 2015 Annual Meeting, and large bags, briefcases or packages may be subject to inspection.

What are the quorum and voting requirements to the actions to be voted upon by Stockholders at the 2015 Annual Meeting?

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the 2015 Annual Meeting. As of the record date of April 8, 2015, there were 81,135,849 shares of common stock outstanding.

        For proposal 1, the election of directors, the two nominees receiving the greatest number of votes at the 2015 Annual Meeting will be elected, even if one or both of them does not receive a majority of the votes cast.

        For proposal 2, the second amendment to our 2010 Stock Incentive Plan will be adopted if a majority of the votes cast on the matter are voted "FOR" this proposal.

        For proposal 3, ratification of the appointment of our independent auditors, the appointment of the auditors will be ratified if a majority of the votes cast on the matter are voted "FOR" this proposal.

        For proposal 4, the vote concerning say-on-pay, represents an advisory vote and the results will not be binding on the Board or the Company. The affirmative "FOR" vote of a majority of the votes cast on this proposal will constitute the stockholders' non-binding approval with respect to our executive compensation programs. The Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        For any other business that may properly come before the 2015 Annual Meeting, the vote of a majority of the shares voted on the matter will constitute the act of the stockholders on that matter, unless the law, or our Charter or our bylaws, require the vote of a greater number of shares.

How are votes counted?

        Each share of common stock is entitled to one vote on each matter submitted to the stockholders. Abstentions, withheld votes and "broker non-votes" will be counted for purposes of establishing a quorum. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not received specific voting instructions from their clients with respect to non-routine matters. In counting the votes cast for the election of directors, only those votes cast "FOR" a nominee for director will be counted. You can, however, withhold authority to vote with respect to any nominee for director. Withheld votes and broker non-votes will not be counted and will have no effect on the outcome of the election of directors.

        Proposal 2 (approval of the second amendment to our 2010 Stock Incentive Plan), proposal 3 (ratification of independent auditors) and proposal 4 (say-on-pay) will be approved if a majority of the votes cast at the 2015 Annual Meeting are voted "FOR" these proposals. Abstentions and broker non-votes (in the case of proposals 2 and 4) are not considered votes cast and, therefore, will have no effect on the outcome of these proposals.

        If you hold your shares of common stock in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will not affect the vote. If, however, your shares are held in "street name" and you fail to give instructions as to how you want your shares voted, the broker, bank or other nominee may vote the shares in their own discretion on certain routine matters, which for the 2015 Annual Meeting includes proposal 3 (ratification of independent auditors).

How many votes must be present to hold the 2015 Annual Meeting?

        Your stock is counted as present at the 2015 Annual Meeting if you attend the 2015 Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold the 2015 Annual Meeting, holders of a majority of our common stock entitled to vote must be present in person or by proxy at the 2015 Annual Meeting. This is referred to as a quorum. Abstentions, withheld votes and broker non-votes will be counted as present for purposes of determining a quorum.

What is a broker non-vote?

        Rule 452 of the New York Stock Exchange ("NYSE"), which governs all brokers, permits brokers to vote their customers' stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers' stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes. Proposal 1 (election of directors), proposal 2 (approval of the second amendment to our 2010 Stock Incentive Plan) and proposal 4 (say-on-pay) are non-routine proposals.

What routine matters will be voted on at the 2015 Annual Meeting?

        Proposal 3 (ratification of independent auditors) is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

Will other matters be voted on at the 2015 Annual Meeting?

        We are not aware of any other matters to be presented at the 2015 Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the discretion of the proxy holders.

Can I revoke my proxy?

        You may revoke your proxy at any time before it has been exercised by:

  •
  filing a written revocation with the Corporate Secretary at the following address: Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036;

  •
  filing a duly executed proxy bearing a later date; or

  •
  appearing in person and voting by ballot at the 2015 Annual Meeting.

        Any stockholder of record as of the record date attending the 2015 Annual Meeting may vote in person whether or not they previously have given a proxy, but the presence (without further action) of a stockholder at the 2015 Annual Meeting will not constitute revocation of a previously given proxy. If you have instructed your broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What other information should I review before voting?

        Our Annual Report to stockholders, including financial statements for the fiscal year ended December 31, 2014, is available on www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material. A copy of our Annual Report on Form 10-K filed with the SEC, including the financial statements, may be obtained without charge by:

  •
  accessing Warren's website at www.proxy.warrenresources.com or the EDGAR database at the SEC's website at www.sec.gov; or

  •
  writing to Warren Resources, Inc., Attn: Investor Relations, 1114 Avenue of the Americas, 34th Floor, New York, NY 10036.

        Your vote is very important.    Please take the time to vote by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience. If your proxy card is returned unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.

Where can I find the voting results of the meeting?

        We will announce voting results at the meeting, and we will publish the unofficial results in a Current Report on Form 8-K within four business days following the meeting. You can get a copy of this and other reports free of charge on the Company's website at warrenresources.com, or by contacting our Investor Relations Department at (212) 697-9660.

 PROPOSAL 1—ELECTION OF DIRECTORS

Director Nomination Process

        The Company's Corporate Governance Guidelines state that the Corporate Governance Committee shall, for positions on the Board of Directors, apply the qualification guidelines set forth below. The Corporate Governance Committee of the Board of Directors reviews possible candidates for the Board and recommends the nominees for Directors to the Board for approval. The Board has adopted general criteria for nomination to the Board of Directors. These criteria, which are described further below, describe specific traits, abilities and experience that the Corporate Governance Committee and the Board look for in determining candidates for election to the Board.

Qualifications of the Board as a Whole

        The Corporate Governance Committee seeks to identify the personal characteristics needed in a director nominee so that the Board as a whole will possess the qualifications set forth in the Corporate Governance Guidelines. These qualifications include:

  1.
  personal and professional integrity and high ethical standards;

  2.
  good business judgment;

  3.
  an excellent reputation in the industry in which the nominee or director is or has been primarily employed;

  4.
  a sophisticated understanding of our business or similar businesses;

  5.
  curiosity and a willingness to ask probing questions of management;

  6.
  the ability and willingness to work cooperatively with other members of the Board and with the Chief Executive Officer ("CEO") and our other members of senior management; and

  7.
  the ability and willingness to support us with preparation for, attendance at and participation in Board meetings.

Individual Qualifications

        The Corporate Governance Committee also seeks to compile, through such means as the Committee considers appropriate, a list of potential director nominees thought to possess the individual qualifications identified in the Corporate Governance Guidelines, including without limitation:

• other Board service (both prior and current)	• oil and gas company expertise
• current or former experience as CEO of a public company	• government relations experience
• public company executive service (both prior and current)	• marketing/commodity risk management experience
• financial expertise	• manufacturing/operations experience

        The Corporate Governance Committee annually considers the size, composition and needs of the Board in light of these criteria and accordingly considers and recommends candidates for membership on the Board. The Corporate Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for directors.

        Our bylaws provide that the number of directors shall be determined by the Board, which has set the number at eleven. Currently, the Board has eight directors elected and serving and three vacancies, which vacancies shall continue after the 2015 Annual Meeting. The Board of Directors of Warren is divided into three classes of directors for purposes of election. One class of directors is elected at each annual meeting of stockholders to serve for a three-year term.

        At the 2015 Meeting, two Directors will be elected, each to hold office for a term of three years and until his or her successor is elected and qualified. Leonard DeCecchis and Lance Peterson are nominees for election as Directors at the Meeting, each to hold office for a term of three years until the annual meeting of stockholders to be held in 2018 or until the respective director's successor has been duly elected and qualified or the director's earlier resignation, death or removal. Thomas G. Noonan notified the Board that he will not seek re-election at the 2015 Annual Meeting. As a result, Mr. Noonan will retire from the Board of Directors, and the Board will be reduced to seven (7) directors effective as of the 2015 Annual Meeting. The terms of Chet Borgida and Marcus C. Rowland expire in 2017, and the terms of Dominick D'Alleva, Anthony L. Coelho and Espy P. Price expire in 2016. Each of the nominees has consented to serve, if elected. However, if any nominee is unable to stand for election, proxies may be voted for a substitute designated by the Board of Directors.

        Unless otherwise instructed, the proxies received will be voted for the nominees named below to serve as directors. If a nominee is unavailable for election, then the proxies will be voted for the election of another nominee proposed by the Corporate Governance Committee or, as an alternative, the Board may reduce the number of directors to be elected at the meeting. Each director holds office until his or her successor has been duly elected and qualified or the director's earlier resignation, death or removal.

        Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the 2015 Annual Meeting and entitled to vote on the election of directors. Therefore, the two nominees receiving the greatest number of votes will be elected as directors.

        Background information with respect to the Board of Directors and nominees for election as Directors appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of equity securities of the Company.

Name	Age	Director Since	Position
Dominick D'Alleva	63	1992	Interim Chairman of the Board
Chet Borgida	70	2003	Director
Anthony L. Coelho	72	2001	Director
Leonard A. DeCecchis	66	2006	Director
Thomas Noonan	76	1997	Director
Lance Peterson	54	2014	Interim CEO and Director
Espy P. Price	73	2007	Director
Marcus C. Rowland	62	2012	Director

        The two nominees for election as directors and the other directors whose terms of office continue after the meeting have provided the following information about themselves.

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2018

        Leonard DeCecchis, age 66, was elected to the Board of Directors in September 2006 as an independent director and serves on the Audit Committee and the Corporate Governance Committee of the Board. Mr. DeCecchis retired from Prestone Products Corporation, where he was Executive Vice President and Chief Financial Officer of Prestone Products Corporation and a member of its board of directors until June 1999, and has been an investor in real estate and numerous business ventures since that time. In 1994, Mr. DeCecchis participated in a management buyout of Prestone antifreeze and other car care products from First Brands Corporation, a NYSE company. The new Prestone management team was successful in growing sales and doubling operating income within three years. In 1997, the company was sold to Allied Signal Corporation. From 1986 to 1994, Mr. DeCecchis was Vice President and Treasurer of First Brands Corporation, which had also been a management buyout of the automotive and home products divisions of Union Carbide Corporation. Mr. DeCecchis joined Union Carbide in 1974 and held numerous positions in auditing, treasury and financial reporting. In 1971, Mr. DeCecchis began his career at Peat Marwick Mitchell & Co. Mr. DeCecchis received a Bachelor's degree from Pace University in 1971 and a Master of Business Administration from Fordham University in 1979. He was previously a Certified Public Accountant in New York.

        Lance Peterson, age 54, was elected to the Board of Directors in July 2014 upon the Company's acquisition of assets in the Marcellus Shale from Citrus Energy Corporation and was appointed Interim CEO in December 2014. Mr. Peterson has more than 30 years of experience in the oil and gas industry. He co-founded Citrus Energy Corporation in 1989 and has served as CEO and President since its formation. Prior to co-founding Citrus Energy Corporation, Mr. Peterson worked in Denver, Colorado as a Reservoir Engineer at Hamilton Brothers Oil Company. Mr. Peterson has overseen the activity and resulting growth of Citrus Energy through asset development in the geographic areas of Mid-Continent, South Texas, Barnett Shale and Marcellus Shale. Mr. Peterson has a B.S. in Geological Engineering from the University of North Dakota (1982).

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING
NOMINEES TO SERVE AS A DIRECTOR.

        Although they are not being voted upon this year, the Company has the following current directors:

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2017

        Chet Borgida, age 70, was elected to the Board of Directors in November 2003 as an independent director and also serves as a member of our Audit Committee, which he chairs, and our Compensation Committee. Mr. Borgida has more than 30 years of domestic and international management experience in auditing and advising retail, distribution and media businesses. He was a partner at Grant Thornton LLP (Warren's independent auditors) from 1977 to 2001. While at Grant Thornton LLP, Mr. Borgida had no involvement in the review or preparation of Warren's audited financial statements. From 2006 through 2007, he served as the Chief Operating Officer of the Naples Realty Group, Inc. From 2001 to 2003, Mr. Borgida was a Senior Vice-President and Chief Financial Officer of Cross Media Marketing Corporation. From 2007 until December 2009 when it was acquired by another company, Mr. Borgida was a director of MTS Medication Technologies, Inc., a NASDAQ listed company, of which he was appointed lead director in 2009 and a member of the Audit Committee. Mr. Borgida has been the President of CHESU, Inc., which owns the franchising rights to two territories within the UPS Store organization, since its founding in May 2012. He graduated from Hunter College with a Bachelor Degree in Business Science in 1967. He is a retired member of the American Institute of Certified Public Accountants.

        Marcus C. Rowland, age 62, was elected to the Board of Directors in December 2012 and became an independent director in 2015. Mr. Rowland is Senior Managing Director and founding partner of IOG Capital, LP, an oil and gas investment company. He is the former Executive Vice President and Chief Financial Officer of Chesapeake Energy Corporation, where he worked for 18 years. Recently, he served as the Chief Executive Officer at FTS International, Inc. (formally Frac Tech International, LLC). He served as the President and Chief Financial Officer of Frac Tech Services, LLC and Frac Tech International, LLC from November 2010 to May 2011. Mr. Rowland served as the Chief Financial Officer of Chesapeake Energy Corporation from 1993 to August 2010, Executive Vice President of Finance from 1998 to August 2010, Senior Vice President from 1997 to 1998 and Vice

President of Finance from 1993 to 1997. Mr. Rowland served as Chief Operating Officer of Anglo-Suisse, LP from 1990 to 1993, assigned to the White Nights Russian Enterprise, a joint venture of Anglo-Suisse, LP and Phibro Energy Corporation, a major foreign operation which was granted the right to engage in oil and gas operations in Russia. He received his Bachelor's degree from Wichita State University in 1975.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2016

        Dominick D'Alleva, age 63, has been a director since June 1992 and serves as Interim Chairman and independent Director. He was our Secretary until 2002 and became an independent director thereafter. He serves on the Compensation, Audit and Corporate Governance Committees of the Board. He is the chair of the Corporate Governance Committee. Additionally, from 1995 to the present, he has been a principal with D and D Realty Company, LLC, a privately owned New York limited liability company involved in the acquisition and financing of real estate. From 1986 to 1995, he was engaged in residential New York City real estate for his own account and as general counsel to various real estate acquisition firms, where he negotiated contracts for the acquisition and financing of commercial real estate. From 1983 to 1985, he served as Executive Vice President, Director and General Counsel of Swanton Corporation, which engaged in energy, retail and financial services businesses. From 1980 to 1983 he was Associate Counsel of Damson Oil Corporation. From 1977 to 1980 he was an associate with Simpson, Thatcher & Bartlett specializing in securities and corporate law. Mr. D'Alleva received a Bachelor of Arts degree Summa Cum Laude from Fordham University in 1974 and earned his Juris Doctor degree with honors from Yale University in 1977.

        Anthony L. Coelho, age 72, has been an independent director since May 2001 and serves on the Compensation Committee, which he chairs, and the Corporate Governance Committee of the Board. From December 2000 to the present, Mr. Coelho has devoted his time to serving on the boards of directors listed below and as an independent consultant and adviser. From 1998 through November 2000, he served as the General Chairman for the U.S. Presidential campaign of Vice President Al Gore. From 1995 to 1998, he was Chairman and Chief Executive Officer of ETC w/tci, Inc. an education and training technology company in Washington, D.C. and from 1990 to 1995, he served as President and CEO of Wertheim Schroeder Investment Services, Inc. From 1978 to 1989, he served five terms in the U.S. Congress, representing the State of California as a member of the U.S. House of Representatives. During his congressional terms, he served as Democratic Majority Whip from 1987 to 1989 and authored the Americans with Disabilities Act. Congressman Coelho was also appointed chairman of the President's Committee on the Employment of People with Disabilities by President Clinton. Congressman Coelho has served on a number of corporate boards. In the last five years he has served on the boards CepTor Corporation, Cyberonics, Inc., Stem Cell Innovation, Inc., Universal Access Global Holdings, Inc., and since 1991, he has been a member of the Board of Service Corporation International, a publicly traded company. Congressman Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964.

        Espy P. Price, age 73, has been an independent director since May 2007 and serves on the Compensation Committee. Mr. Price retired in late 1999 as Vice President and General Manager of Chevron's Mid-Continent Business Unit, where he was responsible for all onshore USA exploration and production. From 1992 to 1996, he was Vice President of Chevron Overseas Petroleum, Inc., where he was responsible for Chevron's joint venture in the Republic of Kazakhstan. From 1990 to 1992, he was Vice President of Chevron's Gulf of Mexico Business Unit. From 1985 to 1990, he was employed at P.T. Caltex Pacific Indonesia, where he was Executive Vice President and Managing Director. From 1965 to 1985, he held various petroleum engineering positions with Chevron. Mr. Price earned a Bachelor of Science in Petroleum Engineering in 1963 and a Master of Science in Petroleum Engineering in 1969 from the University of Southwestern Louisiana.

Director Nominees' Qualifications

        The Corporate Governance Committee found that each of the Director nominees possesses the following experience, qualifications, attributes and skills that, combined with those qualifications identified above, led the Committee to conclude that such nominee should be recommended for re-election and continue to serve as a member of our Board:

Leonard DeCecchis

  •
  As former Executive Vice President and Chief Financial Officer of Prestone Products, Inc., he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

  •
  As a former board member of Prestone Products, Inc., he brings experience and expertise serving on corporate boards.

  •
  As the former Vice President and Treasurer of First Brands Corporation, where he had also participated in a management buyout of the automotive and home products divisions of Union Carbide Corporation, he has substantial experience in financial statements and corporate sales transactions.

  •
  As a retired Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

Lance Peterson

  •
  With over 25 years as a chief executive in the oil and gas industry, he brings business leadership, knowledge and strategic experience and is well suited to act as a link between the Board of Directors and management.

  •
  As the founder and CEO of Citrus Energy Corporation ("Citrus"), he brings extensive expertise and knowledge regarding the operation and management of oil and gas assets, including the Marcellus assets acquired from Citrus in 2014.

  •
  As a former reservoir engineer, he brings technical expertise in the successful exploitation of oil and gas reservoirs.

Continuing Directors' Qualifications

        The Corporate Governance Committee found that each of the continuing Directors with terms expiring in 2016 and 2017 possesses the following experience, qualifications, attributes and skills:

Dominick D'Alleva

  •
  As a member of the Board of Directors since 1992, he brings significant historical knowledge and strategic experience.

  •
  As a former officer and general counsel of two oil and gas companies, he brings significant experience in the oil and natural gas industry.

  •
  As an attorney, Mr. D'Alleva brings legal expertise.

Chet Borgida

  •
  Having more than 30 years of domestic and international management experience in auditing and advising businesses as a partner of a major international certified public accounting firm, he brings to the Board extensive financial, accounting and consulting expertise, including a deep understanding of accounting principles and financial reporting rules and regulations.

  •
  As a retired Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

  •
  As a prior member of the board of directors of two public companies, which were sold, where he also served on the Audit Committees, he brings experience and expertise serving on public company boards.

Anthony L. Coelho

  •
  As a five term U.S. Congressman, representing the State of California, former Democratic Majority Whip and General Chairman for the U.S. Presidential campaign of Vice President Al Gore, he brings significant government relations experience.

  •
  As a staffer and Member of Congress from 1965 to 1989, Mr. Coelho worked on oil and gas issues in his Congressional District, including service on the House Interior and Insular Affairs Committee, which oversees all federal public lands.

  •
  As a former President and CEO of Wertheim Schroeder Investment Services, Inc., he brings significant expertise and experience in finance, investment banking and credit/financial analysis.

  •
  As a current and former member of the board of directors and board committees of publicly traded companies, he brings experience and expertise serving on public company boards.

Espy P. Price

  •
  As a former officer of a major integrated oil and gas company, he is well suited to inform the board of significant strategic matters.

  •
  As former Vice President and General Manager of Chevron's Mid-Continent Business Unit, where he was responsible for all onshore USA exploration and production, he brings significant experience in the oil and natural gas industry, including membership in the Society of Petroleum Engineers.

  •
  As an engineer, holding a Bachelor of Science degree and a Master of Science degree in Petroleum Engineering, he brings technical expertise.

Marcus C. Rowland

  •
  As a former Chief Financial Officer and senior executive with Chesapeake Energy Corporation, a major independent oil and gas exploration and production company, he brings more than 25 years of significant experience in the oil and natural gas industry.

  •
  As the former Chief Executive Officer of an oil and gas well services company, he brings significant knowledge to the Board about well services and vendor relationships.

  •
  As an active oil and gas consultant and financial professional, he brings significant oil and gas finance experience and relationships.

  •
  As a Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

        As part of its duties under the Corporate Governance charter, if the Corporate Governance Committee so determines it to be appropriate, it may engage an outside consultant to assist in the search for nominees and to conduct background investigations on all nominees regardless of how nominated. The Corporate Governance Committee is responsible for reviewing the resume of each nominee. The Corporate Governance Committee is responsible for conducting interviews with the nominees meeting the desired set of qualifications. Following interviews, the Corporate Governance Committee is required to compile a short list of nominees (which, at the discretion of the Committee, may consist of a single individual) who are to meet, at a minimum, with the Chairman of the Board, the CEO and the Chairman of the Corporate Governance Committee. The Corporate Governance Committee is responsible for evaluating the nominee(s) in relationship to the culture of the Company and the Board and its needs.

Minimum Criteria for Board Members

        Each candidate must possess at least the following specific minimum qualifications:

  •
  Each candidate shall be prepared to represent the best interests of all of the Company's stockholders and not just one particular constituency;

  •
  Each candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has established a record of professional accomplishment in his/her chosen field;

  •
  No candidate shall have a conflict of interest involving personal, financial or professional interests in any present or potential competitor of the Company that compromises his or her ability to adequately represent the best interests of the Company; and

  •
  Each candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committees of which he or she is a member, and not have other personal or professional commitments that would, in the Corporate Governance Committee's sole judgment, interfere with or limit his or her ability to do so.

Additional Desirable Qualities, Skills and Diversity

        In addition, the Corporate Governance Committee also considers it desirable that candidates possess the following qualities or skills:

  •
  Although the Board does not have a formal diversity policy, each candidate should contribute to the Board's overall diversity—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds;

  •
  Each candidate should contribute positively to the existing chemistry and collaborative culture among Board members; and

  •
  Each candidate should possess professional and personal experiences and expertise relevant to the Company's goal of being a leading exploration and development company. At this stage of the Company's development, relevant experiences might include, among other things, senior level executive experience and relevant senior level expertise in one or more of the following areas—engineering, finance, accounting, sales and marketing, organizational development, information technology and public relations.

 CORPORATE GOVERNANCE

        Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted the Warren Resources Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our stockholders. The Board reviews and updates these guidelines and the charters of the Board committees periodically in response to evolving "best practices" and the results of annual Board and committee evaluations. Our Corporate Governance Guidelines, as well as our Code of Ethics and Business Conduct, can be found at www.warrenresources.com by clicking on "Management" and then "Corporate Governance." Stockholders may request a free printed copy of our Corporate Governance Guidelines and our Code of Ethics and Business Conduct by contacting our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

        The Board is elected by the stockholders to oversee their interest in the long-term health and the overall success of the Company's business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

Board Leadership Structure

        The Company's Board structure is currently designed to ensure open communication between the Board and senior management and to provide consistent and effective leadership of both the Board and senior management. As part of this approach, our Interim CEO works in concert with the Interim Chairman of the Board ("Chairman") and the rest of our majority-independent Board to oversee the execution of the Company's strategy.

        Our bylaws and Corporate Governance Guidelines currently permit the roles of Chairman and CEO to be separate. Such an approach can be useful when transitioning a new CEO into the combined Chairman and CEO role, and can also potentially provide a backstop to ensure that the talent is available to fill the CEO role should a senior management succession failure occur.

        At this time, we believe that separating the Chairman and CEO roles is the most desirable approach for promoting long-term stockholder value as it enhances the accountability of the CEO to the Board, strengthens the Board's independence from management, provides the appropriate leadership to help ensure effective risk oversight of management by the Board and encourages balanced decision making.

The Board's Role in Risk Oversight

        Our Board and management each have distinct roles in the identification, assessment, oversight and management of potential risks that could affect the Company's ability to achieve its strategic and financial objectives. Management is responsible for implementing our financial and business strategies and assessing and managing the risks relating to our Company and its performance under those strategies on a daily basis. Our Corporate Governance Guidelines provide that the Board shall assess major risk factors relating to the Company and its performance, and review measures to mitigate and address such risks. To facilitate effective oversight, the Audit Committee has a standing risk management agenda item and reports to the CEO and the full Board regarding potential risks to the Company, as well as the Company's strategy for managing those risks to an appropriate level, including operational and financial risks. The Audit Committee obtains risk analysis reports from various managers representing cross-functional disciplines. We believe that this structure ensures that our Board is fully aware of, and appropriately oversees, the Company's significant risks.

Communications with Our Board

        Individuals may communicate with our Board by writing to:

    Board of Directors
    Warren Resources, Inc.
    c/o General Counsel and Corporate Secretary
    1114 Avenue of the Americas
    34th Floor
    New York, NY 10036

        Communications that are intended specifically for the independent Directors should be sent to the address above to the attention of the General Counsel and Corporate Secretary who will forward such correspondence to the applicable independent Director. Personnel designated by us will review and create a log of all such correspondence that, in our opinion, deals with the functions of our Board or committees thereof. The Chairman periodically reviews the log of all such correspondence we receive and determines which items to bring to the attention of the full Board or to any particular committee of our Board.

Compensation Committee Risk Assessment

        The Compensation Committee regularly reviews internal risk assessments of the Company's executive and non-executive compensation programs. Based on such review, the Compensation Committee believes that the Company's compensation program does not encourage our executives or our non-executive employees to take excessive risks, is aligned with stockholders' best interests and therefore is not reasonably likely to have a material adverse effect on the Company.

        In reaching its conclusions, the Compensation Committee noted that Warren's compensation programs are designed to support and reward appropriate risk taking and include:

  •
  a proper balance of operating and financial performance measures;

  •
  ties to annual and long-term performance;

  •
  significant stock ownership requirements for senior executives;

  •
  extended vesting schedules; and

  •
  caps on incentive awards.

The Compensation Committee believes that these factors encourage all of our executives to focus on Warren's sustained long-term performance.

Committees of the Board

        The Board of Directors has established the following three standing committees: Audit, Compensation and Corporate Governance. The Board is comprised of a majority of independent directors and the Audit Committee, the Corporate Governance Committee and the Compensation Committee are comprised entirely of independent directors.

        The table below shows the current membership of each committee of the Board and the number of meetings each committee held in 2014:

Director	Audit	Compensation	Governance
Mr. D'Alleva(1)	X	X	X(2)
Mr. Borgida	X(2)	X
Mr. Coelho		X(2)	X
Mr. DeCecchis	X		X
Mr. Price		X
2014 Meetings Held	10	6	8

(1)
Has served as interim Chairman of the Board since December 4, 2014; prior to that, he served as Lead Director.

(2)
Committee Chair.

Audit Committee

        The Audit Committee is comprised of three independent, non-employee directors. The Audit Committee consists of Messrs. Borgida, DeCecchis and D'Alleva. Mr. Borgida is Chairman of the Audit Committee, and he and Mr. DeCecchis are deemed by the Company to be "Audit Committee Financial Experts".

        The Audit Committee reviews the preparation of and the scope of the audit of our annual consolidated financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of the independent auditors, and monitors the functioning of our accounting and internal control systems by meeting with representatives of management and the independent auditors. This committee has direct access to the independent auditors and counsel to Warren and performs such other duties relating to the maintenance of the proper books of account and records of Warren and other matters as the board of directors may assign from time to time.

        The purpose of the Audit Committee is to assist the Board in monitoring:

  •
  the integrity of the Company's financial statements;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence;

  •
  the performance of the Company's internal and independent auditors; and

  •
  the business practices and ethical standards of the Company.

        The Audit Committee is also directly responsible for:

  •
  the appointment, approval of compensation, retention and oversight of the work of the Company's independent auditor, Grant Thornton LLP; and

  •
  the preparation of the Audit Committee report.

All of the members of the Audit Committee meet the independence requirements of the NASDAQ Stock Market, including the additional criteria for independence of audit committee members set forth in Rule 10A-3 under the Securities Exchange Act of 1934, and the Company's Corporate Governance Guidelines. The charter of the Audit Committee can be found on our website at warrenresources.com by clicking on "Corporate responsibility" and then "Audit Committee."

Compensation Committee

        The Compensation Committee is comprised of four independent, non-employee directors. The Compensation Committee consists of Messrs. Coelho, Borgida, D'Alleva and Price. Mr. Coelho is the chairman of the Compensation Committee. The Compensation Committee has sole authority to administer our equity incentive plans.

        The Compensation Committee is responsible for translating our compensation objectives into a compensation strategy that aligns the interests of our executives with that of our stockholders. The Compensation Committee has overall responsibility for:

  •
  approving and evaluating the Company's executive officer compensation plans, policies and programs;

  •
  retaining compensation or other consultants to assist in the evaluation of executive compensation and otherwise to aid the Compensation Committee in meeting its responsibilities;

  •
  reviewing the compensation disclosures made in the proxy statement;

  •
  producing an annual Compensation Committee report, which is set forth below; and

  •
  approving and evaluating broad-based incentive programs, qualified equity plans and tax-qualified benefit plans to ensure that our compensation philosophy is executed consistently at all salaried levels of the Company.

        For a more detailed discussion of the composition and responsibilities of the Compensation Committee and the processes and procedures related to the determination of executive compensation, please see the "Compensation Discussion and Analysis" section of this proxy statement below.

        The charter of the Compensation Committee can be found on our website at warrenresources.com by clicking on "Corporate Responsibility" and then "Compensation Committee."

Corporate Governance Committee

        The Corporate Governance Committee is comprised of three independent, non-employee directors. The Corporate Governance Committee consists of Messrs. D'Alleva, Coelho and DeCecchis. Mr. D'Alleva is the chairman of the Corporate Governance Committee.

        The Corporate Governance Committee has overall responsibility for:

  •
  assisting the Board in identifying qualified individuals to become directors;

  •
  recommending to the Board qualified director nominees for election at each annual meeting of stockholders;

  •
  evaluating and recommending director compensation, policies and programs to the Board;

  •
  recommending membership on the Board committees to the Board;

  •
  recommending Corporate Governance guidelines to the Board;

  •
  overseeing of the Company's compliance structure and programs;

  •
  conducting annual self-evaluations of the Board and the Corporate Governance Committee; and

  •
  reporting annually to the Board on the CEO succession plan.

The charter of the Corporate Governance Committee can be found on our website at www.warrenresources.com by clicking on "Corporate Responsibility" and then "Corporate Governance."

Code of Business Conduct for All Directors, Officers and Employees

        The Board has adopted a Code of Business Conduct for all directors, officers and employees. It is the responsibility of every Company director, officer and employee to maintain a commitment to high standards of conduct and ethics. It is the intent of the Code of Business Conduct to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. A waiver of any part of this Code for any director or officer may be made only by a vote of the Board of Directors or a designated Board committee that ascertains whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver will be posted on our website at warrenresources.com. A copy of the Code of Business Conduct is available on our website at www.warrenresources.com by clicking on "Corporate Responsibility."

Code of Ethics for Senior Financial Officers

        The Board has also adopted a separate Code of Ethics for our CEO, CFO and chief accounting officer (the "Senior Financial Officers' Code"). Each of the covered officers has to certify on an annual basis that the officer shall:

  •
  act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships;

  •
  provide constituents with information that is accurate, complete, objective, relevant, timely and understandable;

  •
  comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies;

  •
  act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing the officer's independent judgment to be subordinated;

  •
  respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information, acknowledging that confidential information acquired in the course of business is not to be used for personal advantage;

  •
  proactively promote ethical behavior among employees at Warren and as a responsible partner with industry peers and associates;

  •
  maintain control over and responsibly manage all assets and resources employed or entrusted to the officer by Warren; and

  •
  report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of the Senior Financial Officers' Code or the Code of Business Conduct.

        A waiver of any part of the Senior Financial Officers' Code may be made only by a vote of the Board or a designated Board committee that ascertains whether a waiver is appropriate under all the circumstances. In case a waiver of the Senior Financial Officers' Code is granted, the notice of such waiver will be posted on our website at www.warrenresources.com. A copy of the Senior Financial Officers' Code that has been adopted by the Board is available on our website at www.warrenresources.com by clicking on "Corporate Responsibility."

Affirmative Determinations Regarding Director Independence and Other Matters

        In accordance with the NASDAQ Stock Market rules, the Board must affirmatively determine the independence of each director. The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Rule 5605(a)(2) of the NASDAQ Listing Rules:

Chet Borgida
Anthony Coelho
Dominick D'Alleva
Leonard DeCecchis
Espy P. Price
Marcus C. Rowland

        In this proxy statement, these six directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors." The Board also determined that Thomas G. Noonan, who will retire from the Board of Directors effective as of the 2015 Annual Meeting, is independent.

        The Board of Directors has also determined that each member of the three committees of the Board currently meets the independence requirements applicable to those committees prescribed by the NASDAQ. In determining Mr. Price's independence, the Board considered his service as Interim CEO in 2012 and concluded that such service does not impair his independence, giving particular consideration to the short duration of such service. The Board of Directors has further determined that Chet Borgida and Leonard DeCecchis, members of the Audit Committee of the Board of Directors, are "Audit Committee Financial Experts" as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Stockholder Participation in the Selection of Director Nominees

        The Corporate Governance Committee did not receive any names of individuals suggested for nomination to the Company's Board of Directors by its stockholders during the past year. However, the Board will consider individuals identified by stockholders on the same basis as nominees identified from other sources. Stockholders wishing to submit the name of an individual for consideration must submit the recommendation in writing to the Company's Corporate Secretary at the Company's principal executive offices, including:

  •
  the name, address and comprehensive biography of the director nominee and an explanation of why the nominee is qualified to serve as a director;

  •
  the name, address and telephone number of the stockholder or group of stockholders making the recommendation, proof of ownership, number of shares and length of time the shares of the Company's voting securities have been beneficially owned by the stockholder or group of stockholders, and a representation that the stockholder or group of stockholders is entitled to and will remain entitled to vote at the Company's next annual meeting of stockholders; and

  •
  a letter in writing from the individual being recommended certifying his or her willingness to serve, if elected as a director.

        Nominations must be received no earlier than the close of business on the 120th day prior to, and no later than the close of business on the 90th day prior to, the first anniversary of our last annual meeting of stockholders, and must include the information prescribed in our bylaws. The Board has set March 4, 2016, as the latest date when nominations must be made by stockholders for our 2016 Annual Meeting of Stockholders.

Meetings of the Board of Directors

        During 2014, the Board of Directors met five (5) times. At four (4) of these meetings, all of the directors attended in person or telephonically. At the fifth meeting, one director was not present.

Non-Employee Director Meetings

        Pursuant to the Company's Corporate Governance Policies, non-employee directors may meet in non-employee director or committee sessions at the discretion of the non-employee directors. If any non-employee directors are not independent, then the independent directors must schedule an independent director session at least once per year. The chair of the Audit, Compensation or Corporate Governance Committee leads the applicable committee sessions; the leader of the non-employee director sessions and the independent director sessions is chosen by the non-employee directors and independent directors, respectively, based on who is the most knowledgeable and appropriate leader given the subject of the meeting. The session leader can retain independent consultants and schedule meetings. The non-employee directors met in executive session five (5) times in 2014.

Director Attendance of Annual Stockholders Meeting

        All of the directors attended the Company's annual meeting of stockholders held in 2014 (the "2014 Annual Meeting").

Compensation of Directors

        Non-employee directors receive a combination of cash and stock-based compensation designed to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board considers the significant amount of time that directors spend in fulfilling their duties to the Company and its stockholders as well as the skill level required by the Company's Board members. Directors who are also employees of Warren receive no additional compensation for their services as directors.

        Non-employee director compensation for 2014 was as follows:

  •
  annual retainer fee of $40,000 and reimbursement for travel expenses and other out-of-pocket costs incurred in connection with attending Board and committee meetings;

  •
  annual retainer fee of $15,000 for the chairman of the Audit Committee and $10,000 for the Chairman of each of the Corporate Governance Committee and Compensation Committee;

  •
  an annual grant of stock options to acquire shares of our common stock, valued at $65,000 as determined using a Black-Scholes option-pricing model (subject to the Board's ability to adjust the grant downwards). The options have an exercise price at the fair market price based on the closing price of our common stock on the date of grant and are exercisable for a period of five years, with 1/3rd of the options vesting and becoming exercisable on each of the first three anniversaries of the date of grant, or a corresponding fair value of restricted stock units ("RSUs"); and

  •
  $2,500 for each Board meeting attended, $2,000 for each Audit Committee and Compensation Committee meeting attended and $1,500 for each Corporate Governance Committee meeting attended.

 Director Compensation for 2014

        The following table sets forth information concerning total director compensation during the 2014 fiscal year for each non-employee director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Total ($)
Lance Peterson(1)	20,671	—	65,000	85,671
Dominick D'Alleva	106,500	—	65,000	171,500
Chet Borgida	99,500	—	65,000	164,500
Anthony L. Coehlo	86,500	—	65,000	151,500
Leonard DeCecchis	84,500	—	65,000	149,500
Marcus C. Rowland	116,000	—	65,000	181,000
Espy P. Price	64,500	55,515	—	120,015
Thomas Noonan	52,500	—	65,000	117,500

(1)
Lance Peterson was appointed Interim CEO and became an employee of the Company as of December 2014.

(2)
The amounts included in the "Option Awards" column represent the aggregate grant date value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification™ (ASC) Topic 718. As of December 31, 2014, each of the non-employee directors had aggregate outstanding stock options as follows: Mr. Borgida—69,348 vested and exercisable stock options and 78,833 unvested stock options that vest over the course of 2015, 2016 and 2017; Mr. Coehlo—69,348 vested and exercisable stock options and 78,833 unvested stock options that vest over the course of 2015, 2016 and 2017; Mr. D'Alleva—59,348 vested and exercisable stock options and 73,833 unvested stock options that vest over the course of 2015, 2016 and 2017 and 2,560 RSUs that vest in 2015; Mr. DeCecchis—44,348 vested and exercisable stock options and 73,833 unvested stock options that vest over the course of 2015, 2016 and 2017 and 2,560 RSUs that vest in 2015; Mr. Noonan—59,348 vested and exercisable stock options and 78,833 unvested stock options that vest over the course of 2015, 2016 and 2017; Mr. Price—24,349 vested and exercisable stock options and 28,697 unvested stock options that vest over the course of 2015 and 2016 and 14,272 RSUs that vest over the course of 2015, 2016 and 2017; Mr. Rowland—5,000 vested and exercisable stock options and 68,832 unvested stock options that vest over the course of 2015, 2016 and 2017; Mr. Peterson—26,860 unvested stock options that vest over the course of 2015, 2016 and 2017.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        As of April 14, 2015, there were 81,135,849 shares of Warren common stock outstanding and entitled to vote at the meeting. Each of these shares is entitled to one vote. The information provided below summarizes the beneficial ownership of officers and directors of the Company, officers and directors as a group and owners of more than 5% of outstanding common stock. "Beneficial ownership" generally includes those shares of common stock someone has the power to vote, sell or acquire within 60 days. It includes common stock that is held directly and also shares held indirectly through a relationship, a position as a trustee or under a contract or understanding.

Directors and Executive Officers

        As of April 14, 2015, the directors and executive officers of the Company beneficially owned, in the aggregate, 5,725,062 shares of Warren common stock (approximately 7.1% of the outstanding shares entitled to vote at that time).

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)(2)	Percent of Ownership
Lance Peterson	3,793,334	4.7%
Stewart P. Skelly	220,818	*
Robert M. Dowell	102,227	*
Saema Somalya	55,400	*
Jeffrey Keeler	43,609	*
Daniel F. Collins	36,685	*
Zachary Waite	64,190	*
Dominick D'Alleva	673,025	*
Leonard DeCecchis	165,262	*
Chet Borgida	152,632	*
Anthony L. Coelho	139,782	*
Espy P. Price	104,299	*
Thomas G. Noonan	99,041	*
Marcus C. Rowland	74,758	*

All directors and executive officers as a group (14 persons)	5,725,062	7.1%

*
Less than one percent.

(1)
The shares shown include the following shares that directors and executive officers have the right to acquire within 60 days after April 14, 2015, through the exercise of vested stock options: Dominick D'Alleva, 26,060 shares; Leonard DeCecchis, 26,060 shares; Chet Borgida, 31,060 shares; Anthony L. Coelho, 31,060 shares; Espy P. Price, 14,349 shares; Thomas G. Noonan, 31,060 shares; and Marcus C. Rowland, 26,060 shares.

(2)
The shares shown exclude RSUs that directors and executive officers have the right to acquire within 60 days after April 14, 2015, which convert into the following amount of Warren stock: Dominick D'Alleva, 2,560 shares; Leonard A. DeCecchis, 2,560 shares; and Espy P. Price, 6,464 shares.

Certain Beneficial Owners

        The following table shows the beneficial owners of more than five percent of the Company's common stock as of December 31, 2014, based on information filed with the SEC on or before April 14, 2015.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Ownership
BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10002	5,436,002	6.7%
JPMorgan Chase & Co.(2) 270 Park Avenue New York, NY 10017	4,647,216	5.8%
LSV Asset Management(3) 155 N. Wacker Drive Chicago, IL 60606	4,147,852	5.1%

(1)
Based on its Schedule 13G/A filed January 29, 2015 with the SEC with respect to its securities as of December 31, 2014. BlackRock, Inc. states that it has sole voting power as to 5,228,424 shares and sole dispositive power as to 5,436,002 shares.

(2)
Based on Schedule 13G filed February 2, 2015 with the SEC with respect to its securities as of December 31, 2014. JP Morgan Chase & Co. states that it has sole voting power as to 4,024,561 shares, shared voting power as to 691 shares, sole dispositive power as to 4,645,984 shares and shared dispositive power as to 1,232 shares.

(3)
Based on Schedule 13G filed February 12, 2015 with the SEC with respect to its securities as of December 31, 2014. LSV Asset Management states that it has sole voting power as to 1,404,800 shares and sole dispositive power as to 4,147,852 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the common stock, to file with the SEC initial reports of beneficial ownership ("Form 3") and reports of changes in beneficial ownership of common stock and other equity securities of the Company ("Form 4"). Executive officers, directors and greater than ten percent stockholders of the Company are required by SEC rules to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all reporting obligations of the Company's officers, directors and greater than ten percent stockholders under Section 16(a) were satisfied during the year ended December 31, 2014.

 EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Biographical information concerning the executive officers of the Company as of April 14, 2015 is set forth below. Biographical information concerning Lance Peterson is set forth above under the caption "Warren Resources Board of Directors."

        Stewart P. Skelly, age 40, has served as our Chief Financial Officer since July 2013 and as a Vice President since March 2004. He also served as our Corporate Controller from 2002 through July 2013 and, prior to that, as our Assistant Controller from 2000 to 2002. From 1997 to 2000, Mr. Skelly was employed by News Corp., a global media company, attaining the level of Accounting Manager. From 1992 to 1997, Mr. Skelly was employed by Kearney McArdle, a midsize public accounting firm in Ireland, attaining the level of Audit Senior. Mr. Skelly graduated from Griffith College Dublin in 1997 as a Chartered Certified Accountant.

        Robert M. Dowell, age 56, has served as Vice President of Operations and General Manager since 2013. From 2007 to 2013, Mr. Dowell served as California Drilling Manager. Prior to joining the Company, Mr. Dowell served as a Principal Consultant for PA Consulting for one year in their Wholesale Energy Markets Practice focusing on energy market forecasting, regulatory compliance of client utilities and asset valuation for electric generators in bankruptcy proceedings. Mr. Dowell also worked for 18 years for the Southern California Gas Company in a variety of roles, including distribution operations, health and safety management, engineering and design services, gas supply, drilling and underground gas storage engineering. His experience also includes oil and gas well drilling, oil and gas production operations and reservoir analysis while at Texaco/Getty Oil Company for six years in the San Joaquin Valley and Southern California area. Mr. Dowell received his Bachelor of Arts degree in Mechanical Engineering from the University of Washington in 1980.

        Jeffrey Keeler, age 48, joined the Company as Vice President—Project Development in January 2014 and was named as our Vice President—Corporate Development in September 2014. Prior to 2014, Mr. Keeler served as Managing Partner of Liberty Clean Power, an energy investment firm that he co-founded in 2012. From 2007 to 2010, Mr. Keeler served as Managing Director, Mergers and Acquisitions for Iberdrola Renewables, Inc. He also served as Director, Project Development for Iberdrola from 2006 to 2007 and its predecessor Community Energy, Inc. from 2003 to 2006. From 1996 to 2001, Mr. Keeler held various roles with Enron Corp., including Director of Federal Government Affairs and Head of Environmental Strategy, where he worked closely with Enron's pipeline, exploration and production, power generation, and commodity trading businesses. Mr. Keeler received his Bachelor of Arts degree in Political Science from Drew University in 1988 and his Juris Doctor from Catholic University of America, Columbus School of Law in 1994. Mr. Keeler is admitted to practice law in the State of Connecticut.

        Saema Somalya, age 38, joined the Company as Senior Vice President, General Counsel and Corporate Secretary in February 2014. From 2009 to 2014, Ms. Somalya served as corporate counsel with PepsiCo, Inc. where she practiced corporate and securities law and held the position of Senior Legal Director and Senior Corporate Counsel from 2013 to January 2014 and Legal Director and Corporate Counsel from 2009 to 2013. From 2002 to 2009, Ms. Somalya practiced corporate and securities law as an associate with Morgan, Lewis & Bockius LLP, Linklaters LLP and Davis Polk & Wardwell LLP. Ms. Somalya received her Bachelor of Arts degree, magna cum laude, from Yale University in 1999 and her Juris Doctor from Yale Law School in 2002. She is admitted to practice law in the State of New York.

        Daniel F. Collins, age 56, was elected our Vice President of Marcellus Land in August 2014. Mr. Collins began his career at Citrus in August 2011 and later became responsible for Citrus' land department and all land functions including his involvement in corporate strategy. Prior to joining Citrus in 2011, Mr. Collins was engaged for strategic advisory and business development for various E&P companies. In 2010, Mr. Collins evaluated, negotiated and contracted several strategic oil and gas property transactions for various independents, developed a business plan for a major EOR service provider, and organized a mineral acquisitions company. During 2008 and 2009, he was a consultant for Corral Minerals Partnership, and later, President of Corral Energy Resources, where he managed business development, asset evaluation, strategies, project negotiations and due diligence. Mr. Collins attended the University of Texas at Austin where he received a B.B.A. in petroleum land management.

        Zach Waite, age 28, was elected as our Vice President of Business Development and Marcellus Operations in August 2014. From 2009 to 2014, Mr. Waite held various roles with Citrus, including Operations Engineer and Director of Operations and Business Development, where he oversaw the drilling and completion of all of Citrus's producing wells. Mr. Waite graduated from the Colorado School of Mines with a B.S. in petroleum engineering.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion and analysis of compensation ("Compensation Discussion and Analysis") arrangements of our named executive officers for 2014 should be read together with the compensation tables and related disclosures set forth below. This Compensation Discussion and Analysis has been prepared by our management and reviewed by the Compensation Committee of our Board of Directors. This discussion is intended to provide perspective and context for the compensation tables that follow. After the review, the Compensation Committee recommended the inclusion of this Compensation Discussion and Analysis in this proxy statement. See "Compensation Committee Report" below. As described further in our Cautionary Statement Regarding Forward-Looking Statements, this discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Named Executive Officers

        The named executive officers who appear in the Summary Compensation Table for the year 2014 are:

Executive Officer	Position
Lance Peterson	Interim CEO
Stewart P. Skelly	Vice President and Chief Financial Officer ("CFO")
Robert M. Dowell	Vice President of Operations and General Manager
Jeffrey Keeler	Vice President—Corporate Development
Saema Somalya	Senior Vice President, General Counsel and Secretary
Philip A. Epstein(1)	Former Chairman of the Board and CEO

(1)
Mr. Epstein stepped down as CEO on December 4, 2014.

        These individuals are referred to collectively in this Proxy Statement as the "Named Executive Officers", or "NEOs".

Overview of Our 2014 Performance

        During 2014, the Company had strong financial and operational performance, including:

  •
  Total revenue increased to $151 million in 2014, a 17% increase over 2013.

  •
  Net oil and gas production increased to 22.8 Bcfe, an increase of 77% from 2013.

  •
  EBITDA increased to $90.0 million in 2014, a 15% increase over 2013.

  •
  Proved reserves increased by 111% to 71.3 million barrels of oil equivalent.

  •
  Cash flow from operations increased by 6% to $84.0 million for 2014.

        We believe these achievements were in part driven by the leadership of our senior management team and their focus on our business objectives, along with the strength, commitment and drive of our employees. As described below, the Compensation Committee regularly reviews our executive compensation philosophy and programs to ensure that they provide appropriate incentives and rewards in line with our goal-oriented pay-for-performance objectives.

        The year 2014 continued a period of transition in our senior leadership and compensation practices. Several new executive officers, including a new Senior Vice President, General Counsel and Corporate Secretary and a new Vice President of Corporate Development, joined the Company in early 2014. In addition, two new executive roles—Vice President of Business Development and Marcellus Operations and Vice President of Marcellus Land—were created in connection with our acquisition of Marcellus assets in the third quarter of 2014. Late in the fourth quarter, the Company also placed Lance Peterson into the role of interim CEO as Philip Epstein transitioned out of the Company.

        The Compensation Committee also approved several modifications to the Company's compensation practices in response to these transitions in leadership and the commodity pricing environment prevalent at year end. Overall, bonus compensation was awarded more heavily in equity, with senior executives receiving payments under the cash incentive compensation plans in the form of stock as well. In addition, given the importance of strategic acquisitions going forward, the Committee also refined compensation practices to include more weight for successful execution and integration of acquisitions. Provisions designed to further this goal include a new discretionary component to the cash incentive compensation plan, larger equity grants, and modifications to change in control provisions in order to make them more consistent with those available to Warren's peers.

        We believe that our executive compensation program operated effectively in 2014 and that the modifications made over the course of 2014 will enhance alignment of our executives' and other employees' incentives with Company performance. In addition, the Compensation Committee believes that its processes provide proper incentives and reasonable rewards based upon the performance and contributions made by our executives, which is ultimately tied to the return achieved for our stockholders. More details about 2014 compensation for our NEOs appear in the discussion below and the tables that follow.

Compensation Best Practices

        Our compensation programs, practices, and policies are regularly reviewed to ensure that we stay abreast of compensation best practices and, when necessary or desirable, we make modifications to our compensation programs. Listed below are some of our more significant practices and policies.

  •
  Performance-Based Annual Incentive:  The annual performance-based cash incentive bonus program is based on key financial metrics that help drive our business.

  •
  Multiple Performance Measures:  We use multiple performance measures that include short- and long-term objectives to evaluate executive performance.

  •
  Equity Compensation:  Warren has a long-standing practice of awarding equity-based compensation to substantially all of our employees.

  •
  Stock Ownership Guidelines:  Our stock ownership guidelines apply to our executive officers to ensure that executive officers are meaningfully invested in our stock and have personal financial interests that are strongly aligned with those of our stockholders.

  •
  Independent Compensation Committee:  Each member of the Compensation Committee is independent as defined in the corporate governance listing standards of the NASDAQ.

  •
  Clawback:  Our 2010 Stock Incentive Plan provides that each equity award is conditioned on repayment or forfeiture as required by existing law, which includes any rules under the Sarbanes-Oxley Act of 2002 and which have been or may be promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

  •
  Compensation Risk Assessment:  We monitor our compensation policies and practices to avoid encouraging excessive or unnecessary risk-taking and mitigate the likelihood that they will have a material adverse effect on Warren.

  •
  Independent Consultant:  The Compensation Committee utilizes the services of an independent outside compensation consultant, currently Compensation Advisory Partners.

  •
  No Repricing:  Our stock options cannot be repriced or reset without stockholder approval.

  •
  No Gross-Ups:  We do not make tax gross-up payments to executive officers.

Consideration of 2014 Say-on-Pay Vote

        At the 2014 Annual Meeting held on June 10, 2014, over 96% of votes cast (excluding broker non-votes and abstentions) were in favor of the proposal to approve an advisory resolution regarding the 2013 compensation program for our named executive officers ("say-on-pay" vote). The Compensation Committee believes this result is an indication that a substantial majority of our stockholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our named executive officers with our stockholders. We will continue to consider the outcome of our say-on-pay vote results when determining future compensation policies and pay levels for our named executive officers.

Compensation Philosophy

        Our Compensation Committee generally seeks to encourage growth in our oil and natural gas proved reserves, oil and gas production, cash flow from operations and overall corporate profitability while focusing on achieving attractive returns on capital in order to enhance long-term stockholder value. To achieve these objectives, we believe it is critical to create and maintain compensation opportunities that attract and retain committed, highly qualified executives by providing appropriate rewards and incentives that align the interests of our employees with those of our stockholders. Consistent with this philosophy, the following goals provide a framework for our NEO compensation program:

        The primary objectives of our executive compensation programs are:

  •
  motivating NEOs to achieve and even exceed strategic, operational and financial short-term and long-term goals by rewarding strong execution and results with individual compensation;

  •
  attracting, engaging, developing and retaining high performing NEOs who must operate in a high demand environment;

  •
  aggregating and strategically balancing the elements of total compensation to reflect competitive market requirements and to address strategic business needs;

  •
  exposing a significant portion of each NEO's compensation to performance, the degree of which will positively correlate to the level of the NEO's responsibility and performance; and

  •
  aligning the interests of executives and stockholders.

        To achieve these objectives, Warren uses a mix of compensation elements, including:

  •
  base salary;

  •
  performance-based cash incentive compensation;

  •
  long-term equity incentive compensation, including grants of RSUs and stock options;

  •
  employee benefits to maintain market competitiveness and provide financial security; and

  •
  severance benefits.

Please see "Compensation of Named Executive Officers: NEO Employment Arrangements" for a description of the Company's employment arrangements with certain NEOs.

Role and Processes of the Compensation Committee

        Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The current members of this Committee are Anthony Coelho, Chairman, Chet Borgida and Espy Price, each an independent, non-employee director. In 2014, the Compensation Committee met six (6) times and all members of the Compensation Committee were present during those meetings.

        Under the terms of its charter, the Compensation Committee is responsible for recommending to the Board of Directors the type and level of compensation to be granted to our executive officers. In fulfilling its role, the Compensation Committee:

  •
  recommends to the Board the compensation levels, including annual salary, bonus and stock options, for the CEO and for executives and other employees, as necessary, and approves the design and any payouts under the annual incentive plan;

  •
  grants stock options and RSUs under the Stock Incentive Plans; and

  •
  reviews on a periodic basis the operation and administration of our executive compensation programs.

        We aim to offer our executives compensation and benefits that reflect our compensation philosophy, create alignment with our performance objectives and are competitive with those offered at similar oil and gas exploration and production companies with comparable market capitalization, assets and sales. We review compensation paid at these companies because their size and business make them most comparable to us and also because they compete with us for executive talent. The Compensation Committee annually evaluates the executive compensation program to ensure alignment with our performance and compensation program objectives.

Role of Management

        The Compensation Committee annually receives compensation recommendations, along with relevant background and performance information, regarding our executive officers from the CEO. This includes recommendations from the CEO and CFO regarding performance objectives for the year's incentive compensation plans. In addition, the CEO and CFO work with other members of management to provide additional background materials upon the request of the Committee. The Committee reviews these compensation recommendations with the CEO for all executive officers other than the CEO, whose compensation is reviewed by the Committee in executive session.

Independent Compensation Consultant

        The Compensation Committee has retained Compensation Advisory Partners, LLC ("CAP") as its independent compensation consultant and directly oversees the fees paid to CAP for its services. CAP reports exclusively to the Compensation Committee and its principal responsibilities are to assist the Committee with its review of management's compensation recommendations and advise the Committee on such recommendations. CAP provides advice to the Committee independently of management and does not provide any consulting services to the Company outside of those provided to the Committee without the consent of the Committee.

Review of External Data and Compensation Program Elements

        The Compensation Committee, with the assistance of its independent compensation consultant, reviews compensation from published oil and gas exploration and production industry surveys and from Warren's peer group companies for purposes of comparing Warren's executive compensation program with market practices. Compensation data reviewed includes base salary, total cash compensation (salary plus bonus) and equity.

        For 2014, Warren considered the following 12 companies as part of its peer group (the "E&P Peer Group"):

Petroleum Development Corp.	GMX Resources, Inc.
Venoco, Inc.	PostRock Energy Corp.
Goodrich Petroleum Corp.	Abraxas Petroleum Corp.
Resolute Energy Corp.	Panhandle Oil & Gas Inc.
PetroQuest Energy, Inc.	Gastar Exploration Ltd.
Callon Petroleum Co.	GeoMet Inc.

        For 2014, the Committee reviewed the compensation that we pay to our executives against the median compensation that the E&P Peer Group companies pay to their executives. We benchmark against median compensation because it allows us to attract and retain employees and helps us to manage the overall cost of our compensation program. The Compensation Committee will review the E&P Peer Group for subsequent years' compensation review purposes, in order to ensure appropriate benchmarking against comparable peers.

        The Committee takes this benchmarking information into consideration as it reviews the relevant executive's performance and the Company's need to retain key talent for our business strategy. The Committee may approve compensation that is either above or below median compensation for the E&P Peer Group depending on the totality of the circumstances. In addition, the Committee may approve compensation awards outside of the normal cycle to address retention issues. In 2014, one such retention grant was made to Vice President of Corporate Development Jeffrey Keeler in order to bring his equity compensation in conformity with those made to the remainder of executive officers.

        In 2014, the Compensation Committee with the assistance of CAP identified and analyzed compensation for the CEO and CFO of the E&P Peer Group. The peer group compensation was reviewed together with Warren and executive corporate performance in order to calibrate appropriate levels of compensation for executive officers. Based on their 2014 review, the pay levels for the CEO and CFO were positioned around 25th percentile of the E&P Peer Group. For the balance of executive positions, the Compensation Committee approved modifications to 2013 compensation levels, based on internal equity considerations, year over year changes in responsibilities and general inflation and cost of living adjustments consistent with industry practice.

        For 2014, the relative weighting of the different elements of our 2014 executive compensation program as reflected in the Summary Compensation Table under "Compensation of Named Executive Officers" below, excluding all severance payments for departing NEOs, was: base salary—48%; annual performance-based cash incentive compensation—9%; and long-term performance-based equity incentive compensation—43%. In general, this weighting reflected the reduction in performance based compensation paid to certain departing executives.

        The costs of our compensation programs are a significant determinant of our competitiveness. Accordingly, we are focused on ensuring that the balance of the various components of our compensation program is optimized to motivate employees to improve our results on a cost-effective basis. The following discussion explains elements of our Compensation Program.

Cash Compensation

2014 Base Salary

        Base salary is primarily determined by competitive pay and individual job performance. Base salaries for NEOs are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the NEO, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

        The base salary levels for the NEOs in 2014 were as follows:

Executive Officer	Base Salary ($)	Percentage Increase from Prior Year
Lance Peterson(1)	575,000	—
Philip A. Epstein(2)	575,000	4.5%
Stewart P. Skelly(3)	275,000	10.9%
Robert M. Dowell(4)	275,000	12.2%
Jeffrey Keeler(5)	245,000	—
Saema Somalya(5)	250,000	—

(1)
Lance Peterson was appointed Interim CEO and became an employee of the Company in December 2014 and he therefore has no prior year comparable.

(2)
Mr. Epstein stepped down as CEO on December 4, 2014.

(3)
Mr. Skelly's increase reflects an increase in responsibilities upon promotion to CFO effective July 8, 2013, which was only partially reflected in his 2013 salary.

(4)
Mr. Dowell's increase reflects an increase in responsibilities upon promotion to Vice President on May 2, 2013, which was only partially reflected in his 2013 salary.

(5)
Mr. Keeler and Ms. Somalya joined the Company in 2014 and therefore have no prior year comparable.

2014 Annual Performance-Based Cash Incentive Bonus Plan

        Our NEOs are eligible to participate in an annual, performance-based cash incentive compensation plan that is designed to reward all employees on the basis of Warren attaining pre-determined performance measures. These performance measures include annual operating and financial goals that are selected in order to reward and retain employees for performance that promotes the near and long term interests of our Company and our stockholders. At the beginning of each fiscal year, the Compensation Committee, working with senior management, sets oil and gas operating targets and income goals for our Company based on factors including performance in our E&P Peer Group and prior year results and performance targets. In years when the Company is actively drilling oil and gas wells, goals generally are set at or above prior year results and targets. Each NEO's specific bonus will be based upon the Company's achievement of these pre-determined performance measures as well as his or her individual performance and contribution up to a predetermined bonus target that is set by the Compensation Committee for each NEO as a percentage of such NEO's base salary.

        In response to the Company's increasing consolidation of management for oil and gas assets and to promote a focus on overall operational efficiency and results, the annual performance-based cash incentive bonus plans were recalibrated in 2013 in order to place more emphasis on combined operational and financial results rather than the performance of particular assets. In keeping with the revisions made in 2013, the 2014 incentive compensation plan ("2014 ICP") for corporate executives to included (i) an operational component worth 80% of the total bonus and (ii) a corporate performance component worth 20% of the total bonus. The operational component included (i) an assigned relative weight and (ii) threshold, target and minimum levels for 2014 based on combined operational performance across both our California and Wyoming operations. Operational performance of our Marcellus assets will count towards the operational component of the bonus beginning in 2015. The corporate performance component, on the other hand, was decided at the discretion of the Compensation Committee, with input from the interim CEO, based on overall corporate performance with respect to metrics including acquisitions, divestitures, stock price appreciation and overall financial measures. For 2014, the operational performance of the Marcellus assets acquired from Citrus was considered here. The requirement for a minimum EBITDA achievement before any bonus would be paid was retained from prior years such that, if EBITDA did not exceed $70 million, no bonus would be payable under the 2014 ICP.

        Provided that the minimum EBITDA requirement was achieved, the 2014 ICP bonus would be calculated based upon attaining targeted measures as follows:

2014 Measure of Performance(1)	Relative Weight	Metric Target Performance	Maximum Percentage of Bonus Range
Operational Components
Growth measured by oil & gas production (MMboe)	40%	2.143 – 2.411	25% to 100%
F&D Costs
Oil(2)	10%	$17.81 – $20.35	25% to 100%
Gas(2)	10%	$1.14 – $1.30	25% to 100%
EBITDA(3)	20%	75 – 84.4	25% to 100%
Corporate Performance Component
Discretionary	20%	Acquisitions and Corporate Growth	25% to 100%

(1)
If minimum EBITDA (excluding unrealized gains and losses on derivatives) is not achieved, no bonus will be paid.

(2)
Excludes internal overhead allocation.

(3)
Excludes unrealized gain and losses on derivatives.

        In 2014, based on the relative weightings, the actual operational component results were 30% of target and the actual corporate performance component results were 100% of target, which resulted in a total weighted rate of performance achievement of 44% for each NEO under the 2014 ICP.

        In addition, the Committee and the Board, with input from the CEO, have the subjective discretion to adjust incentive compensation plans based upon circumstances such as unforeseeable market events and performance issues. However, this discretion does not permit increases to total aggregate bonus amounts under the relevant plan.

        In 2014, the Committee utilized its discretion to adjust incentive compensation plans in response to the acquisition of the Marcellus assets and the compressed pricing and liquidity environment affecting E&P companies generally. The adjustments made in response to the acquisition of the Marcellus assets are reflected fully in the bonus discussion above. In addition, the adjustments in response to market factors included payment of the cash value of 2014 performance based incentive bonuses in fully vested shares of stock rather than cash. This adjustment reflects the Company's focus on maximizing liquidity and maintaining the ability to finance capital expenditures through operational cash flow in light of current expectations that lenders to E&P companies will reduce the borrowing bases at the next redetermination.

        Individual Target Bonus Opportunities.    Individual target bonus opportunities are set as a percentage of base salary and were unchanged for 2014. The bonus calculations for 2014 and performance achievement are shown in the table below. Each year, the bonus structure is reviewed to ensure that the design and payment structure is consistent with our compensation philosophy and competitive with our designated E&P Peer Group.

Target Bonus ($)	X	Metric Target Performance Multiplier (%)	X	Individual Results (%)	=	Bonus Payment(1)
Base salary times applicable target incentive multiplier		Derived from aggregating the target bonus of all participants in the incentive plan and achievement of identified corporate operating and financial goals		Based on each executive officer's achievement of individual goals tied to the corporate operating plan and financial objectives

(1)
Subject to reduction if certain minimum cash flow from operations are not achieved.

        Individual Performance Targets and Adjustments.    Should our financial and operating results meet or exceed either the pre-determined "minimum," "target" and "maximum" values assigned a particular performance category (with linear interpolations between each level), then each executive officer is paid an annual bonus that is a percentage of their annual salary.

        The allocation of each NEO's individual targets and percentages for 2014 were determined by (i) the Compensation Committee with respect to the bonus awarded to our CEO and (ii) the Compensation Committee and our CEO with respect to the bonus awarded to other NEO's.

        The bonuses paid under the 2014 ICP were as follows:

Name	Target Payout as a Percent of Salary	Rate of Performance Achievement	Actual Bonus Paid as a % of Salary	Final Cash Bonus Payment ($)
Lance Peterson(1)	—	—	—	—
Philip A. Epstein(2)	100.0%	—	—	—
Stewart P. Skelly	65.0%	44%	28.6%	78,650
Robert M. Dowell	62.5%	44%	27.5%	78,625
Jeffrey Keeler(3)	50.0%	44%	23.2%	53,900
Saema Somalya(4)	62.5%	44%	25.2%	63,021

(1)
Lance Peterson was appointed Interim CEO and became an employee of the Company effective December 4, 2014. The terms of Mr. Peterson's employment as interim CEO do not entitle him to participate in the 2014 ICP.

(2)
Mr. Epstein stepped down as CEO on December 4, 2014. Pursuant to the terms of the Separation Agreement and General Release dated December 31, 2014 between Mr. Epstein and the Company, (the "Epstein Separation Agreement"), he was not paid any bonus under the 2014 ICP.

(3)
Mr. Keeler's bonus payout reflects partial year employment, as he joined the Company effective January 10, 2014.

(4)
Ms. Somalya's bonus payment reflects partial year employment, as she joined the Company effective February 17, 2014.

        The percentage of annual salary potentially paid to an executive officer under this performance-based bonus award is dependent upon the extent to which pre-determined performance goals are met. In determining a NEO's cash bonus payment, the Compensation Committee may make an adjustment based on individual performance. This adjustment allows the Compensation Committee to recognize an individual's level of contribution that may not be reflected in the overall incentive performance score.

        Payment of annual cash incentive bonuses to our executive officers is not guaranteed and is dependent upon our actual performance during the fiscal year, including meeting at least the "minimum" performance targets.

        Bonuses under the performance-based cash incentive plans are typically paid out in cash during the first quarter of the year following the fiscal year in which they are earned. The 2014 ICP awards were paid in early March 2015.

Long-term Incentive Compensation

Equity Incentives

        The equity incentive component of our executive compensation program consists of grants of

  (i)
  annual performance-based stock options and RSUs, and

  (ii)
  new-hire stock options and RSUs.

        We use equity compensation to motivate and reward strong long-term performance and retain valued executives, as equity compensation typically vests over a period of three years after the date of grant. New-hire equity grants also act as a means to attract qualified candidates. Warren strongly believes that equity awards serve to align the interests of its executives with those of its stockholders. By having a substantial portion of the executive officer's target compensation tied to equity compensation, the Compensation Committee believes executives will be motivated to align themselves with our stockholders and take actions that will benefit us in the long-term.

        The Compensation Committee, with input from our CEO and CFO, determined the level of equity compensation opportunity based upon competitive data and each executive officer's relative position, responsibilities, performance over the previous fiscal year, and anticipated future performance and responsibilities. Determinations with respect to the CEO's equity compensation opportunity were made by the Committee in executive session.

Stock Options

        Based on our compensation philosophy, a substantial portion of our compensation program rewards the long-term performance of our Company and is aimed at the retention of NEOs. Stock options are granted to NEO's upon their initial hire and through ongoing annual grants and are also granted to reflect promotions and significant changes in responsibility. Although the expense of stock options affects our financial statements negatively, we continue to believe that this is an important element of compensation that encourages NEOs to focus on our long-term financial and operational performance and encourages NEOs to work toward the creation of stockholder value.

        Stock options were granted with an exercise price that was equal to the fair market value of our common stock based on the closing sales price on the grant date. As a result, the executives will only be able to realize value if our common stock price rises and our stockholders also realize value. In order to provide an incentive for continued employment, stock options granted under the Stock Incentive Plans generally are "time-based" and generally vest 1/3rd one year after grant, 1/3rd after two years after grant and 1/3rd after three years after grant. Stock option grants generally expire five years from the date of the grant. This schedule provides a reasonable time frame to align each NEO's compensation with the appreciation of the Company's stock price, while managing potential dilution effectively.

        Initial stock option grants and annual option grants for plan participants are generally determined and targeted within ranges established for each job level. These ranges are established based on our desire to position compensation levels relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective, and to ensure option usage consistent with option pool forecasts. In 2014 and 2015, the Compensation Committee allowed employees to make an election between options and RSUs using a 3 to 1 conversion ratio.

Option Grant Practice

        Commencing in 2007, the Compensation Committee delegated the authority to make initial option grants to new employees (within an approved range) to the CEO within a pre-approved compensation matrix. All new employee grants in excess of the CEO limit, subsequent grants to existing employees and any grant to executives are approved by the Compensation Committee.

        For annual equity grants to all employees, the Compensation Committee reviews and approves recommendations from the CEO. The policy of the Compensation Committee is for these grants to be made no sooner than two business days after our previous year earnings release and our annual report on Form 10-K is filed with the SEC. This timing enables management and the Compensation Committee to consider performance by both the Company and the individual, and to balance such performance against our expectations for the current year. This timing also ensures that all current financial and operating information is made publicly available before any grants are made. For 2014, these annual grants were made to all employees except for Mr. Collins and Mr. Waite on March 7, 2014. Annual grants were made to Mr. Collins and Mr. Waite on July 6, 2014, the effective date of their respective consulting agreements with the Company. We do not time the granting of our options or RSUs with any favorable or unfavorable news released by the Company.

        Option grants historically have been made in the form of non-qualified stock options. As of February 2014, the Compensation Committee has approved the issuance of future grants in the form of incentive stock options to the extent permissible under applicable law and rules. Incentive stock options confer certain tax benefits on eligible holders, which will make our option grants more attractive to qualified candidates and valued employees. In the event that the recipient of such incentive stock options is unable to comply with the requirements for eligibility, the incentive stock options will generally revert to the status of non-qualified stock options.

Restricted Stock Grant Practice

        Restricted stock awards (including RSUs) provide NEOs an opportunity to receive shares of Company provided they remain employed with the Company for a set period of time. Awards of restricted stock (including RSUs) provide a valuable retention element to the overall compensation package for our NEOs. As with stock options, restricted stock awards provide a stock ownership vehicle and direct link to stockholder value creation since the value of the award can fluctuate up or down with changes in the Company's stock price. Restricted stock awards typically vest equally over three years from the date of grant.

        The following table shows a comparison of the annual stock option and restricted stock grants made to the NEOs during fiscal years ended 2014 and 2013:

	2014		2013
NEO	Stock Option Awards	Restricted Stock Awards	Stock Option Awards	Restricted Stock Awards
Lance Peterson	26,860	300,000(1)	—	—
Philip A. Epstein(2)	100,000(3)	33,333(4)		695,000(5)
Stewart P. Skelly	44,000	14,667	—	25,000
Robert M. Dowell	44,000	14,667	—	28,333
Jeffrey Keeler	100,000	—	—	—
Saema Somalya	50,000	10,000	—	—

(1)
Mr. Peterson's offer letter dated December 23, 2014 provides for the issuance of performance based equity awards of 300,000 restricted shares of common stock ("Restricted Shares") that vest, if at all, based on the average closing trading price ("ACTP") of Warren Resources, Inc.'s common stock over any period of thirty (30) consecutive trading days (a "Thirty Day Period") occurring during the period commencing on December 4, 2014 and ending on the last trading day occurring before December 4, 2017 (the "Performance Period") as follows: (i) 100,000 Restricted Shares on the first day that the ACTP for any Thirty Day Period during the Performance Period equals or exceeds $4; (ii) 100,000 Restricted Shares on the first day that the ACTP for any Thirty Day Period in the second or third year of the Performance Period equals or exceeds $5.50; and (iii) 100,000 Restricted Shares on the first day that the ACTP for any Thirty Day Period in the third year of the Performance Period equals or exceeds $7.

(2)
Mr. Epstein stepped down as CEO on December 4, 2014.

(3)
On March 7, 2014, Mr. Epstein was granted stock options to purchase 100,000 shares of common stock of the Company. Pursuant to the terms of the Epstein Separation Agreement, 33,333 of these options vested. The remainder were forfeited.

(4)
On March 7, 2014, Mr. Epstein was granted 33,333 RSUs that were to vest as follows: 1/3rd on March 7, 2015, 1/3rd on March 7, 2016 and 1/3rd on March 7, 2017. Pursuant to the terms of the Epstein Separation Agreement, 11,111 of the RSUs granted on March 7, 2014 vested. The remainder of the RSUs were forfeited.

(5)
On January 2, 2013, Mr. Epstein was granted Restricted Shares that were to vest, if at all, based on the ACTP of the Company's common stock over a Thirty Day Period occurring during the period commencing on January 2, 2013 and ending on the last business day occurring before January 2, 2018 as follows: (i) 115,833 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds $4, and (ii) an additional 96,528 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds any higher whole dollar increment ranging from $5 to $10. Prior to his separation from the Company, 308,889 of these Restricted Shares had vested. The remainder of the Restricted Shares were forfeited.

Executive Severance Plan

        In 2015, the Company adopted the Warren Resources, Inc. Executive Severance Plan (the "Executive Severance Plan"), which offers severance payments to our executive officers (other than the

CEO) upon certain involuntary terminations of employment. For included executive officers, the payments under the Executive Severance Plan may be summarized as follows:

  •
  Upon an involuntary termination of employment without cause occurring in the absence of a change in control of the Company, the Executive Severance Plan provides a lump sum severance payment equal to one year of the executive's base salary and the pro-rated portion of the executive's current year incentive bonus.

  •
  In the event there is a change in control of the Company and employment is involuntarily terminated without cause within two years thereafter, the Executive Severance Plan provides a lump sum severance payment equal to the sum of two years of the executive's base salary, the average of the executive's incentive bonus for the three years preceding termination, and the pro-rated portion of the executive's current year incentive bonus.

        The Executive Severance Plan does not provide for any accelerated vesting or other enhancement of terms with respect to any of the outstanding equity awards held by our executive officers. The terms of the change in control agreements and offer letters that entitle employees to accelerated vesting or enhanced terms are set forth separately under the discussion of "NEO Employment Arrangements."

        We maintain the Executive Severance Plan to enhance our executives' dedication, objectivity, and productivity and encourage retention in the event of an actual or threatened change in control. The Executive Severance Plan better aligns the interests of our executive officers with those of our stockholders by enabling our executive officers to consider corporate transactions that are in the best interests of our stockholders and other stakeholders without undue concern over whether a transaction may jeopardize their employment.

        For further information about the Executive Severance Plan, including an estimate of the potential payments and benefits that would be received by the NEOs upon termination of employment under certain defined circumstances, see the section titled "Estimated Benefits Upon Termination" below.

Stock Ownership Guidelines

        Effective November 1, 2012, the Compensation Committee approved stock ownership guidelines for our NEOs, and in February 2015, the Compensation Committee approved the amendment of the stock ownership guidelines to provide for (i) an extension of the compliance period from three years to five years, (ii) a requirement that executives hold 75% of their net after-tax equity awards until the relevant multiple has been met and (iii) a recalibration of the CFO's hold requirement to 2 times his base salary.

        Under the current stock ownership guidelines, our CEO should hold Company equity valued at least 5 times his base salary, CFO and any executive vice president should hold Company equity valued at least 2 times his base salary and senior vice president and vice president level executives should hold equity valued at least 2 times their respective base salaries. When calculating equity holdings, we include shares beneficially owned by the executive as well as the "in-the-money" value of vested stock options. In general, NEOs will be expected to meet the ownership guidelines within five years of appointment to their position. We will begin reporting on compliance after the fifth anniversary of the effective date of the policy which is the first date on which relevant officers will be responsible for compliance.

Compensation Recovery Policy

        The Board of Directors has adopted a recoupment or "clawback" policy for equity incentive awards (including any proceeds, gains or other economic benefit actually or constructively received by the participant upon any receipt or exercise of any equity award or upon the receipt or resale of any shares underlying the equity award) paid to executive officers. The policy provides that in the event that there was a material restatement of incorrect financial or operating results, the Committee will seek reimbursement of the incremental portion of equity incentive awards paid to executive officers in excess of the awards that would have been paid based on the restated results. The Committee may look back over the three-year period prior to the restatement for the recoupment and may look to current and former executives. All equity awards are subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable equity award agreement.

Insider Trading Restrictions and Policy Against Hedging

        Our insider trading policy prohibits directors, employees and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades by directors and executive officers are prohibited during certain prescribed blackout periods and are required to be pre-cleared by appropriate Company personnel. This policy also prohibits directors and executive officers from engaging in "short sales" with respect to our securities, entering into "derivative" transactions, including exchange-traded put or call options, with respect to our securities, or engaging in hedging or monetization transactions, such as collars or forward sale contracts, with respect to our securities.

Retirement and Deferred Compensation Benefits

        We do not provide our executive officers with a defined benefit pension plan or any supplemental executive retirement plans, nor do we provide our executive officers with retiree health benefits. All of Warren's employees, including the NEOs, may participate in Warren's 401(k) Retirement Savings Plan. During, 2014, we matched 100% of participant contributions up to 3% of the participants' compensation plus 50% of the next 2% of the participants' compensation under our safe harbor matching plan. In February 2015, following a decline in commodity prices in the second half of 2014 and first quarter of 2015, we suspended our 401(k) matching contribution program, pending reinstatement by the compensation committee. We believe that the suspension of this program is in our stockholders' best interest given current market conditions and services to preserve cash flow.

Relationship between Compensation Plans and Risk

        The Compensation Committee conducts a risk review of the Company's compensation programs to assess whether any of our incentive compensation plans, either individually or in the aggregate, would encourage executives or employees to undertake unnecessary or inappropriate risks that were reasonably likely to have a material adverse impact on the Company. The Committee reviews the external risk assessment of our variable pay plans and considers several factors including the type of plan, the number of participants in each plan, the participants' level within the organization, the target and maximum payment potential and the performance criteria under each plan, and risk mitigating controls in place for each plan. In the assessment, the Committee and management evaluates those plans that were identified as having the potential to deliver a material amount of compensation, which are the annual and long-term incentive plans that are described earlier in this Compensation Discussion and Analysis. The Committee has concluded that it is not reasonably likely that risks arising from our compensation policies and practices would have a material adverse effect on the Company due to a variety of factors. In reaching this conclusion, the Committee considered the following factors:

  •
  our compensation program is designed to provide a mix of both fixed and variable incentive compensation;

  •
  our compensation program is balanced between a variety of different measures and both short-term and long-term incentives designed to reward execution of our short-term and long-term corporate strategies;

  •
  we allocate compensation among base salary, annual cash incentives, stock options, RSUs and performance shares, including both service-based and performance-based criteria;

  •
  the annual incentive component of our executive compensation program involves cash-based plan awards that are payable if, and only to the extent that, pre-established corporate financial and individual performance objectives are achieved;

  •
  incentive compensation includes components that vest over an extended period;

  •
  executives are required to own a specified level of shares in order to comply with the share ownership guidelines, encouraging long-term focus on enhancing stockholder value; and

  •
  we have adopted a "clawback" policy applicable to all officers that is designed to allow the Company to recoup incentive compensation paid if there is a restatement or misconduct, including fraud.

2015 EXECUTIVE COMPENSATION

        For 2015, we will compensate our NEOs with a compensation program consisting of base salary, short term incentive compensation, long term incentive compensation and other benefits.

        In setting the 2015 executive compensation plan, the Compensation Committee considered the results of the stockholder advisory vote on executive compensation at the 2014 Annual Meeting and continued to review the compensation plans and practices for alignment with performance and stockholder interests. The overall compensation program for 2015 maintains the objectives of the 2014 program while incorporating elements to reflect the depressed commodity pricing environment, importance of liquidity and acquisition of Marcellus assets.

2015 Base Salary

        The Compensation Committee has set the NEOs' 2015 salaries, commencing in March 2015, as set forth below. No salary increases were implemented for NEOs for 2015 as in keeping with a general G&A recalibration.

Executive Officer	2015 Salary($)	Increase from Prior Year
Lance Peterson(1)	488,750	0%
Stewart P. Skelly	275,000	0%
Robert M. Dowell	275,000	0%
Jeffrey Keeler	245,000	0%
Saema Somalya	250,000	0%

(1)
Under the terms of his offer letter dated December 23, 2014, Mr. Peterson's is salary was set at $575,000; however, he has agreed to a 15% reduction in his salary until future notice, as part of a general G&A recalibration program.

2015 Annual Performance-Based Cash Incentive Bonus Plan

        The 2015 incentive compensation plan ("2015 ICP") was approved by the Committee on February 24, 2015 and the full Board on March 4, 2015. The 2015 ICP has (i) an assigned relative weight and (ii) threshold, target and maximum levels for 2015. If a minimum EBITDA of $80 million is not achieved, payment of cash incentive bonuses under the 2015 program will be at the discretion of the Compensation Committee. The target measures of performance for the NEOs in 2015 are as follows:

2015 Measure of Performance(1)	Relative Weight
Growth measured by oil and gas production (Mmboe)	60%
Lease Operating Expenses
Oil	10%
Gas	10%
Discretionary	20%

(1)
If EBITDA (excluding unrealized gains and losses on derivatives) does not exceed $80 million, bonus payments will be at the discretion of the Compensation Committee.

        Target bonuses for the 2014 NEOs were unchanged for 2015. The allocation of each NEO's individual targets and percentages for 2015 will be determined by (i) the Compensation Committee with respect to the bonus awarded to our CEO and (ii) the Compensation Committee and our CEO with respect to the bonus awarded to other NEOs.

        The Committee and the Board retain the discretion to adjust the ICP targets when market conditions or other events occur that could not be anticipated in the design of the ICP at the beginning of the year. Examples include acquisitions and divestitures completed over the course of the year or other events outside our control such as disruptions in access to crude oil and natural gas markets.

        The 2015 target bonus percentage measured against base salary for each of the NEO's is as follows:

Name	Target Payout as a Percent of Salary
Lance Peterson(1)	—
Stewart P. Skelly	65.0%
Robert M. Dowell	62.5%
Jeffrey Keeler	50.0%
Saema Somalya	62.5%

(1)
Under the terms of his employment as interim CEO, Mr. Peterson does not participate in the 2015 ICP.

 COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

        The following Summary Compensation Table sets forth summary information concerning the compensation earned, for services to the Company in all capacities, by our former and current principal executive officer (our CEO), our current principal financial officer (our CFO), and our three other most highly compensated executive officers (other than the persons that served as our CEO and CFO during 2014) who served as executive officers in 2014.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Lance Peterson(6)	2014	37,596	—	16,500	165,000	—	219,096
Interim CEO	2013	—	—	—	—	—	—
and Director	2012	—	—	—	—	—	—
Philip A. Epstein(5)	2014	478,269	—	153,665	180,000	1,222,323(9)	2,034,257
Former CEO	2013	550,000	292,050	1,133,686	—	10,200	1,985,936
and Chairman of the Board	2012	33,846	25,074	1,017,180	—	—	1,076,100
Stewart P. Skelly	2014	270,857	78,650	67,615	79,200	10,400	506,722
Vice President and CFO	2013	246,348	85,622	68,750	—	10,200	410,920
	2012	235,165	99,468	111,744	—	9,800	456,177
Robert M. Dowell	2014	270,385	75,625	67,615	79,200	12,000(10)	504,825
Vice President of Operations	2013	238,766	50,593	77,916	—	12,000(10)	379,275
and General Manager	2012	209,754	68,027	95,355	—	12,000(10)	385,136
Jeffrey Keeler(7)	2014	236,519	53,900	—	185,800	8,323	484,542
Vice President—	2013	—	—	—	—	—	—
Corporate Development	2012	—	—	—	—	—	—
Saema Somalya(8)	2014	224,038	63,021	46,100	77,200	78,400(11)	488,759
Senior Vice President,	2013	—	—	—	—	—	—
General Counsel & Secretary	2012	—	—	—	—	—	—

(1)
Salary increases for the year are usually approved by the Compensation Committee and implemented in March of each year. Cash incentive bonuses are usually paid in March of the following year for performance in the previous year.

(2)
The amounts in this column reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note D—Stockholders' Equity of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2014. For information regarding the non-option stock awards granted to the NEOs in 2014, please see the Grants of Plan-Based Awards Table.

(3)
The amounts in this column reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note A—Organization and Accounting Policies of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2014. For information regarding the option awards granted to the NEOs in 2014, please see the Grants of Plan-Based Awards Table.

(4)
Except where indicated otherwise, amounts reflect 401(k) matching contribution.

(5)
Mr. Epstein's 2012 compensation reflects partial year employment, as he joined the Company effective December 5, 2012. Mr. Epstein's 2014 compensation reflects partial year employment, as he resigned from the Company on December 4, 2014.

(6)
Mr. Peterson's 2014 compensation reflects partial year employment, as he joined the Company as Interim CEO effective December 4, 2014.

(7)
Mr. Keeler's 2014 compensation reflects partial year employment, as he joined the Company effective January 10, 2014.

(8)
Ms. Somalya's 2014 compensation reflects partial year employment, as she joined the Company effective February 17, 2014.

(9)
Reflects $10,400 in 401(k) match, plus additional termination payments of $61,923 for accrued and unused vacation and $1,150,000 in cash severance. The remaining $13,269 of the lump sum $75,192 in accrued and unpaid obligations paid to Mr. Epstein upon his departure is reflected in the salary column. See "Compensation of Named Executive Officers—NEO Employment Arrangements—Separation Agreement with Philip Epstein."

(10)
Reflects $12,000 annual non-accountable vehicle allowance associated with field duties.

(11)
Reflects $10,400 in 401(k) match, plus $68,000 cash signing bonus paid when Ms. Somalya joined the company.

Grants of Plan-based Awards Table for 2014

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards	All Other Stock Awards	All Other Option Awards
Name	Grant Date	Target ($)	Number of Shares Underlying Stock or Units #(1)	Number of Securities Underlying Options #(2)	Exercise or Base Price Of Options(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)(4)
Lance Peterson	8/11/14	—	—	26,860	6.21	65,000
Lance Peterson	12/23/14	4 - 7	300,000	—	—	165,000
Philip A. Epstein	3/7/14	—	33,333	100,000	4.61	333,665
Stewart P. Skelly	3/7/14	—	14,667	44,000	4.61	146,815
Robert M. Dowell	3/7/14	—	14,667	44,000	4.61	146,815
Jeffrey Keeler	1/8/14	—	—	40,000	3.07	48,400
Jeffrey Keeler	9/11/14	—	—	60,000	5.91	137,400
Saema Somalya	2/17/14	—	—	40,000	3.82	59,200
Saema Somalya	3/7/14	—	10,000	10,000	4.61	64,100

(1)
Reflects the number of restricted stock awarded in 2014. Except with respect to the grant of Restricted Shares to Mr. Epstein which is described in detail in footnotes (1) and (2) under the table summarizing annual stock option under the section on "NEO Employment Arrangements", restricted stock awards vest equally over three years, beginning with the first anniversary of the date of grant.

(2)
Reflects the number of stock options each named executive officer was awarded in 2014. These options vest equally over three years, beginning with the first anniversary of the date of grant, and have a term of five years.

(3)
The exercise price for option and stock awards is set as the closing stock price on the date of grant. Annual stock and option awards are granted as a matter of Board policy two business days after the date of the Company's filing of its Annual Report on Form 10-K and related earnings press release.

(4)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the grant date fair value of the awards made to named executives in 2014 computed in accordance with ASC 718.

        Annual restricted stock and stock option awards approved by the Compensation Committee are based upon performance measures achieved during the prior year. Additionally, as a retention tool, grants to NEOs are typically time-based, vesting over a three year period from the date of grant. According to the Stock Incentive Plans, fair market value that is used to determine the exercise price for option grants is defined as the NASDAQ closing price of the Company's common stock on the grant date. Shares of restricted stock (including RSUs) granted to NEOs and options granted during 2013 vest 1/3rd on the first anniversary of the grant date, 1/3rd on the second anniversary of the grant date and 1/3rd on the third anniversary of the grant date.

        We adopted ASC 718 on January 1, 2007, see Note A under Item 8 of the 2014 Annual Report on Form 10-K. The grant date fair value of the 2014 option awards to employees is calculated using the Black-Scholes valuation model using the following weighted average assumptions:

Assumptions	Rate
Average risk free interest rate	1.09%
Average expected term (years)	3.5
Average expected volatility	53%

NEO Employment Arrangements

        The Company currently has the following written agreements with the designated NEOs:

Separation Agreement with Philip Epstein

        Effective December 4, 2014, Mr. Philip A. Epstein, Chairman of the Board and CEO of the Company, departed the Company. Mr. Epstein had been employed by the Company pursuant to that certain Employment Agreement dated as of December 3, 2012, as amended on March 25, 2014 (the "Epstein Employment Agreement"). Pursuant to the Epstein Separation Agreement, Mr. Epstein granted a general release of claims in exchange for the severance consideration and benefits provided to him under the Epstein Employment Agreement, as summarized below:

  •
  a severance payment equal to $1,150,000, less applicable withholdings, to be paid in a lump-sum between January 1, 2015 and February 2, 2015;

  •
  COBRA continuation coverage paid in full by the Company for a period commencing on January 1, 2015 and continuing until the earliest of (i) the date that Mr. Epstein becomes covered by the medical plan of a subsequent employer, (ii) the date Mr. Epstein is no longer eligible for continued medical coverage pursuant to COBRA, and (iii) June 1, 2016 (inclusive);

  •
  vesting of 11,111 RSUs granted pursuant to a RSU agreement dated March 7, 2014;

  •
  vesting of an option to purchase 33,333 shares of the Company's common stock pursuant to a stock option agreement dated March 7, 2014 and an extension of the time period during which he may exercise the stock option until the ninetieth (90th) day following December 4, 2014; and

  •
  a lump-sum amount equal to $75,192, less applicable withholdings, which amount represents full satisfaction of all accrued, unpaid obligations of the Company to Mr. Epstein under the Epstein Employment Agreement.

Change of Control Agreements with Stewart Skelly and Robert Dowell

        We entered into a change of control agreement with each of Mr. Skelly and Mr. Dowell (collectively, the "2009 CIC Agreements"). Pursuant to the 2009 CIC Agreements, if the Company undergoes a "Change of Control" (as defined in the 2009 CIC Agreements), then all outstanding stock option awards granted by the Company to each of Mr. Skelly and Mr. Dowell prior to the Change of Control shall become fully vested immediately on the effective date of the Change of Control and may be exercised for a period of one (1) year thereafter. Furthermore, pursuant to the 2009 CIC Agreements, if Mr. Skelly or Mr. Dowell does not receive a job offer from the Company or the acquirer within ninety (90) days after the Change of Control for annual cash compensation that is within fifteen (15%) percent of his then current annualized base salary, the Company shall pay to him a cash severance payment equal to three (3) months of his then current base salary, provided that he has complied with the terms of his respective 2009 CIC Agreement. For further information regarding severance payments payable to Mr. Skelly, Mr. Dowell and executives who are not NEOs upon a change of control, see the section titled "Executive Severance Plan."

Change of Control Agreements with Jeffrey Keeler and Saema Somalya

        We entered into a change of control agreement with each of Mr. Keeler and Ms. Somalya (collectively, the "2014 CIC Agreements"). Pursuant to the 2014 CIC Agreements, if the Company undergoes a "Change of Control" (as defined in the 2014 CIC Agreements), then all outstanding equity awards granted by the Company to each of Mr. Keeler and Ms. Somalya prior to the Change of Control shall become fully vested immediately on the effective date of the Change of Control and, to the extent such equity awards must be exercised, immediately exercisable on the effective date of the Change of Control and remain exercisable until the earlier of one (1) year from the date of consummation of the Change of Control and the latest date upon which such equity award would have expired by its original terms under any circumstances. For further information regarding severance payments payable to Mr. Keeler, Ms. Somalya and executives who are not NEOs upon a change of control, see the section titled "Executive Severance Plan."

Offer Letter with Saema Somalya

        In connection with the appointment of Ms. Somalya as Senior Vice President, General Counsel and Corporate Secretary in February 2014, the Company and Ms. Somalya entered into an agreement regarding her compensation on December 24, 2013 (the "Offer Letter"). Pursuant to the Offer Letter, for a transitional three year period ending on February 17, 2017, upon a termination without "Cause" (as defined in the Offer Letter) or "Resignation for Good Reason" (as defined in the Offer Letter), Ms. Somalya will be entitled to severance pay equal to 1x her annual base salary then in effect, plus accelerated prorated vesting of her Time-Based Equity Awards so that she would be vested on the unvested portion of the Time-Based Equity Awards that would vest on the next vesting date following the termination date had she remained employed with the Company. In the event of termination within 2 years after a "Change in Control" (as defined in the Offer Letter), Ms. Somalya will be entitled to severance pay equal to (a) 1x her annual base salary then in effect, plus (b) 1x the average of her 3 year prior incentive bonus, plus (c) her pro-rata then-current year incentive bonus, plus (d) accelerated vesting of her then Time-Based Equity Awards. Additionally, during the period ending February 17, 2017, upon a termination without "Cause," a "Resignation for Good Reason" or a termination within 2 years after a "Change in Control," Ms. Somalya shall be entitled to COBRA continuation coverage paid in full by the Company for so long as she has not become actually covered by the medical plan of a subsequent employer for a maximum of nine (9) months following the date of termination.

 OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2014

        The following table reflects outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2014 for each of the named executives. The table also reflects unvested and unearned stock awards assuming a market value of $1.61 a share (the closing stock price of the Company's stock on December 31, 2014).

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested($)
Lance Peterson(1)	—	26,860	6.21	8/11/19	300,000	483,000
Philip A. Epstein(2)	33,333	—	4.61	3/4/15	—	—
Stewart P. Skelly	—	44,000	4.61	3/7/19	44,133	71,054
Robert M. Dowell	—	44,000	4.61	3/7/19	44,478	71,610
Jeffrey Keeler	—	40,000	3.07	1/8/19	—	—
		60,000	5.91	9/11/19	—	—
Saema Somalya	—	40,000	3.82	2/7/19	—	—
		10,000	4.61	3/7/19	10,000	16,100

(1)
On December 4, 2014 (the "Effective Date"), Mr. Peterson was granted Restricted Shares that vest, if at all, based on the ACTP of Warren Resources, Inc.'s common stock over any period of a Thirty Day Period occurring during the period commencing on the Effective Date and ending on the last trading day occurring before the third anniversary of the Effective Date (the "Peterson Performance Period") as follows: (i) 100,000 Restricted Shares on the first day that the ACTP for any Thirty Day Period during the Peterson Performance Period equals or exceeds $4; (ii) 100,000 Restricted Shares on the first day that the ACTP for any Thirty Day Period in the second or third year of the Peterson Performance Period equals or exceeds $5.50; and (iii) 100,000 Restricted Shares on the first day that the ACTP for any Thirty Day Period in the third year of the Peterson Performance Period equals or exceeds $7.

(2)
Mr. Epstein stepped down as CEO on December 4, 2014.

OPTIONS EXERCISED AND STOCK VESTED DURING 2014

        The following table summarizes the stock options exercised by the NEOs during the year ended December 31, 2014 on an aggregated basis and stock awards that vested during 2014 for each NEO.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting	Value Realized Upon Vesting ($)
Lance Peterson	—	—	—	—
Philip A. Epstein	—	—	340,896	3,391,151
Stewart P. Skelly	65,000	245,954	22,817	155,865
Robert M. Dowell	27,300	104,392	20,724	143,697
Jeffrey Keeler	—	—	—	—
Saema Somalya	—	—	—	—

 ESTIMATED BENEFITS UPON TERMINATION

        The table below reflects potential payments to our NEOs under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change of control or termination of employment of each NEO, assuming a December 31, 2014 termination date, and, where applicable, using the closing price of our common stock of $1.61 per share (as reported on the NASDAQ Stock Market as of December 31, 2014).

        As further discussed above in "Compensation of Named Executive Officers—NEO Employment Agreements," effective December 4, 2014, Mr. Epstein departed the Company.

	Termination Without Cause					Termination Upon Change in Control
Name	Salary Based Severance (A)($)	Bonus Based Severance (B)($)	Long-Term Award Payouts (C)($)(1)	Other (D)($)	Total (A+B+C+D) ($)	Salary Based Severance (A)($)	Bonus Based Severance (B)($)	Long-Term Award Payouts (C)($)(1)	Other (D)($)	Total (A+B+C+D) ($)
Lance Peterson(2)	—	—	—	—	—	—	—	—	—	—
Philip A. Epstein(3)	1,150,000	—	63,555	75,192	1,288,747	—	—	—	—	—
Stewart P. Skelly(4)	275,000	78,650	—	—	353,650	550,000	166,563	71,054	—	787,617
Robert M. Dowell(5)	275,000	75,625	—	—	350,625	550,000	140,373	71,610	—	761,983
Jeffrey Keeler(6)	245,000	53,900	—	—	298,900	490,000	107,800	—	—	597,800
Saema Somalya(7)	250,000	63,021	5,367	20,960	339,348	500,000	126,042	16,100	20,960	663,102

(1)
Except for the amounts for Mr. Epstein, these amounts represent the value of long-term incentive awards (unvested stock options and the value of unvested RSUs) which vest upon a termination without cause or resignation for "good reason" or termination upon a change in control and reflects the in-the-money value of unvested stock options and the value of unvested RSUs, all as of December 31, 2014 based upon the closing price of $1.61 per share as reported by the NASDAQ Stock Market. Mr. Epstein's long-term award payout amount reflects the in-the-money value of unvested stock options and the value of unvested RSUs, all as of the effective date of his termination, January 8, 2015, based upon the closing price of $1.43 per share as reported by the NASDAQ Stock Market.

(2)
Under the terms of his employment as interim CEO, Mr. Peterson is not entitled to any severance payments upon termination of his employment.

(3)
Mr. Epstein stepped down as CEO on December 4, 2014. Pursuant to the terms of the Epstein Separation Agreement, upon his departure from the Company, Mr. Epstein received (i) a severance payment equal to $1,150,000, (ii) COBRA continuation coverage, (iii) vesting of 11,111 RSUs granted pursuant to a RSU agreement dated March 7, 2014, (iv) vesting of an option to purchase 33,333 shares of the Company's common stock pursuant to a stock option agreement dated March 7, 2014 and (v) a lump-sum amount equal to $75,192, less applicable withholdings, which amount represents full satisfaction of all accrued, unpaid obligations of the Company to Mr. Epstein under the Epstein Employment Agreement. See "Compensation of Named Executive Officers—NEO Employment Arrangements—Separation Agreement with Philip Epstein."

(4)
Pursuant to the Executive Severance Plan, upon a termination without "Cause" (as defined below), Mr. Skelly will be entitled to severance pay equal to 1X his base salary plus prorated current year incentive bonus. In the event of termination within 2 years after a "Change in Control" (as defined below), Mr. Skelly will be entitled to severance pay equal to (a) 2X base salary, plus (b) the average of 3 prior years' incentive bonus, plus (c) prorated current year incentive bonus. Additionally, under Mr. Skelly's 2009 Change of Control Agreement, in the event of a Change of Control, all of the then unvested stock option awards that vest based solely on continued employment or service with the Company shall become fully vested immediately on the effective date of the Change of Control and, to the extent such awards must be exercised, immediately exercisable on the effective date of the Change of Control.

(5)
Pursuant to the Executive Severance Plan, upon a termination without "Cause" (as defined below), Mr. Dowell will be entitled to severance pay equal to 1X his base salary plus prorated current year incentive bonus. In the event of termination within 2 years after a "Change in Control" (as defined below), Mr. Dowell will be entitled to severance pay equal to (a) 2X base salary, plus (b) the average of 3 prior years' incentive bonus, plus (c) prorated current year incentive bonus. Additionally, under Mr. Dowell's 2009 Change of Control Agreement, in the event of a Change of Control, all of his stock option awards shall become fully vested immediately on the effective date of the Change of Control and, to the extent such awards must be exercised, immediately exercisable on the effective date of the Change of Control.

(6)
Pursuant to the Executive Severance Plan, upon a termination without "Cause" (as defined below), Mr. Keeler will be entitled to severance pay equal to 1X his base salary plus prorated current year incentive bonus. In the event of termination within 2 years after a "Change in Control" (as defined below), Mr. Keeler will be entitled to severance pay equal to (a) 2X base salary, plus (b) the average of 3 prior year incentive bonus, plus (c) prorated current year incentive bonus. Additionally, under Mr. Keeler's Change of Control Agreement, dated as of December 22, 2014, in the event of a Change of Control, all of his unvested equity awards that vest based solely on continued employment or service with the Company (the "Time-Based Equity Awards") shall become fully vested immediately on the effective date of the Change of Control and, to the extent such Time-Based Equity Awards must be exercised, immediately exercisable on the effective date of the Change of Control. As of December 31, 2014, none of Mr. Keeler's equity awards were in the money.

(7)
For a transitional period ending February 17, 2017, upon a termination without "Cause" (as defined below) or "Resignation for Good Reason" (as defined below), Ms. Somalya will be entitled to severance pay equal to 1X base salary plus prorated current year incentive bonus, plus accelerated prorated vesting of her Time-Based Equity Awards so that she would be vested on the unvested portion of the Time-Based Equity Awards that would vest on the next vesting date following the termination date had she remained employed with the Company. In the event of termination within 2 years after a "Change in Control" (as defined below), Ms. Somalya will be entitled to severance pay equal to (a) 2X her annual base salary then in effect, plus (b) the average of 3 years' prior incentive bonus, plus (c) prorated current year incentive bonus, plus (d) accelerated vesting of her then Time-Based Equity Awards. Upon a termination without "Cause," a "Resignation for Good Reason" or a termination within 2 years after a "Change in Control," Ms. Somalya shall be entitled to COBRA continuation coverage paid in full by the Company for so long as she has not become actually covered by the medical plan of a subsequent employer for a maximum of 9 months following the date of termination. After February 17, 2017, these termination benefits will no longer include accelerated vesting of Time-Based Equity Awards upon a Termination without "Cause" or "Resignation for Good Reason" or any COBRA continuation coverage.

        Upon a termination without "Cause" or a change in control, the NEO will only receive the severance upon his execution of a mutually acceptable release. The agreements also contain a requirement that the NEOs keep our nonpublic information confidential. Upon termination of employment for any reason not only after a change in control, the NEO agreements provide that the employee will not compete with the Company for a period ranging from 6 months to one year after the termination of the NEO's employment.

        The following are general definitions that apply to the termination scenarios detailed above. These definitions have been summarized and are qualified in their entirety by the full text of the applicable plans or agreements to which our executive officers are parties.

        "Involuntary Termination" is generally defined as any termination that does not result from the following termination events:

  •
  resignation;

  •
  retirement;

  •
  for "Cause";

  •
  death;

  •
  qualifying disability;

  •
  extended leave of absence; or

  •
  continued failure to perform duties or responsibilities.

        "Cause" is generally defined as:

  •
  the willful and continued failure of the executive to perform substantially the executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness) or material breach of any material provision in an employment agreement (if applicable), after written demand for substantial performance is delivered to the executive by the Board or the CEO of the Company which specifically identifies the manner in which the Board or CEO believes that the executive has not substantially performed the executive's duties; or

  •
  the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

        A "Change in Control" is generally defined as any one of the following occurrences:

  •
  any individual, entity or group acquires beneficial ownership of 50% or more of either the outstanding shares of our common stock or our combined voting power;

  •
  individuals who constitute the Board (as of the date of either a given change of control contract or an award agreement under our equity plans, as applicable) cease to constitute a majority of the Board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date of either the change of control contract or an award agreement under our equity plans, as applicable, will be deemed a member of the incumbent Board;

  •
  the date of approval by the stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation or other entity where (x) stockholders of the Company immediately prior to such merger or consolidation would not beneficially own following such merger or consolidation shares entitling such stockholders to 50% or more of all votes (without consolidation of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the surviving corporation would be entitled in the election of directors, or (y) where the members of the Board of Directors, immediately prior to such merger or consolidation, would not, immediately after such merger or consolidation, constitute a majority of the board of directors of the surviving corporation; or

  •
  the sale of all or substantially all of the assets of the Company.

provided that, for purposes of vesting of stock options pursuant to the 2009 Change of Control Agreements of Mr. Skelly and Mr. Dowell, "Change in Control" is defined as:

  •
  any individual, entity or group acquires beneficial ownership of 50% or more of either the outstanding shares of our common stock or our combined voting power;

  •
  we are subject to a merger or consolidation that results in the voting securities outstanding immediately prior to the transaction constituting less than 50% of the combined voting power of the surviving entity;

  •
  the sale or disposition of all or substantially all of the assets of the Company (or consummation of any transaction having similar effect) in the State of California; or

  •
  dissolution or liquidation of the Company.

        "Good Reason" is generally defined as any one of the following occurrences:

  •
  material diminution in Executive's position, authority, duties or responsibilities;

  •
  any Change of Control event;

  •
  any material change in the location, as defined in the applicable agreement, where the Executive was employed immediately preceding the relocation.

        "Resignation for Good Reason" is generally defined as a resignation of employment by an Executive for any of the following reasons:

  •
  any material decrease in your annual base salary (except for reductions in connection with a general reduction in annual salary for all executives of the Company by an average percentage that is not less than the percentage reduction of your annual base salary);

  •
  any material breach by the Company of any material provisions of the severance terms in the applicable agreement; and

  •
  any action by the Company resulting in a material reduction in Executive's position, authority, duties or responsibilities.

Compensation Committee Interlocks and Insider Participation

        During 2014, the Compensation Committee consisted of Messrs. Anthony Coelho, Chairman, Chet Borgida, Dominick D'Alleva, and Espy Price. None of these other individuals served as one of the Company's officers or employees at any time during 2014. Additionally, none was formerly an officer of the Company with the exception of Mr. D'Alleva who was our Secretary until 2002 and Mr. Price, who served as interim CEO from June 1, 2012 through December 5, 2012, during which time he resigned from the Compensation Committee. None of the Company's executive officers served during 2014 as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee.

Compensation Committee Report

        The Compensation Committee is responsible for establishing and administering the executive compensation programs of the Company. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully Submitted,
THE COMPENSATION COMMITTEE /s/ Anthony Coelho, Chairman /s/ Chet Borgida /s/ Dominick D'Alleva /s/ Espy Price

        The above report of the Compensation Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Director and Officer Indemnification Agreements

        The Company has entered into indemnification agreements with its directors and certain executive officers, in part to enable the Company to attract and retain qualified directors and executive officers. These agreements require the Company, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses for proceedings for which they may be indemnified and to cover such person under any directors' and officers' liability insurance policy the Company may maintain from time to time. These agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Maryland law and are in addition to any other rights the Company's directors and executive officers may have under the Company's restated certificate of incorporation, bylaws and applicable law.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2014, with respect to shares of our common stock that may be issued under our existing equity compensation plans, all of which have been approved by our stockholders.

Plan	Number of Shares Authorized for Issuance under Plan	Number of securities to be issued upon exercise of outstanding options and restricted stock	Weighted-average exercise price of outstanding options and restricted stock ($/Sh)	Number of securities remaining available for future issuance under equity compensation plans
2000 Equity Incentive Plan	1,975,000	64,100	2.42	0
2010 Stock Incentive Plan	6,950,000	2,612,429	4.02	3,135,085

Total	8,925,000	2,676,529	3.99	3,135,085

        In the event that Warren or Warren E&P is acquired by merger, consolidation, asset sale or equity sale, outstanding options will be assumed, or equivalent options will be issued by the successor corporation. If the successor corporation refuses to assume or substitute the options, the Compensation Committee may accelerate the participants' rights to exercise for a limited period of time after which the options would terminate. With respect to restricted stock awards (including RSUs), the Compensation Committee could also elect to terminate any vested awards in exchange for cash payments.

CERTAIN RELATIONSHIPS

Transactions With Related Persons, Promoters And Certain Control Persons

        The Company's Board of Directors has adopted a Code of Ethics and Business Conduct, which prohibits conflicts of interest between a director, officer or employee and the Company. The Code of Business Conduct requires directors, officers and employees to inform the Company of any transaction that involves related parties and that may give rise to a conflict of interest. Our Audit Committee, pursuant to the Audit Committee Charter, has oversight for related person transaction and compliance with our code. The Audit Committee will review, ratify or approve, as necessary, any related person transactions prior to the transaction being entered into, or ratify any related person transactions that have not been previously approved, in which a director, five percent owner, executive officer or immediate family member of any such person has a material interest, and which the transaction is in an amount in excess of $120,000, either individually or in the aggregate of several transactions during any calendar year.

        On July 6, 2014, the Company entered into a Purchase and Sale Agreement (the "Purchase Agreement") with Citrus, Citrus Energy Appalachia, LLC, a wholly owned subsidiary of Citrus, TLK Energy, LLC, and Troy Energy Investments, LLC, pursuant to which the Company acquired substantially all of Citrus' Marcellus Shale assets in August 2014 for total consideration of $352.5 million, consisting of approximately $312.5 million of cash and the issuance of 6,666,667 shares of our common stock (the "Citrus Acquisition"). The Purchase Agreement also provides for a potential earn out payment not to exceed $8.5 million. Mr. Peterson is the CEO and President of Citrus and holds 50% of the issued and outstanding equity of Citrus. On December 4, 2014, Citrus transferred 3,333,334 shares of our common stock to Mr. Peterson pursuant to an in-kind dividend of all of the shares of our common stock held by Citrus. The remaining shares of our common stock held by Citrus were transferred to the other Citrus stockholder in connection with the in-kind dividend.

        In connection with the closing of the Citrus Acquisition, the Company entered into a transition services agreement with Citrus pursuant to which Citrus provides certain transition services to the Company. The transition services agreement provides for the payment of approximately $290,000 by the Company to Citrus for such services.

        The Company also entered into a commitment agreement with Citrus Energy Appalachia, LLC ("CEA") in connection with the closing of the Citrus Acquisition, pursuant to which the Company committed to drill and complete two (2) horizontal Upper Marcellus Shale wells (the "Commitment Wells") and pay for a portion of CEA's share of such well costs (the "Commitment Agreement"). The Commitment Agreement provides specifically that, until January 1, 2016, in addition to the Company paying its own working interest share, it will pay 100% of CEA's working interest share of all capital costs and expenses incurred in connection with drilling, completing and equipping one or more Upper Marcellus wells (including the Commitment Wells) located on properties acquired from Citrus, up to an aggregate amount of $3.5 million.

PROPOSAL 2—APPROVAL OF THE SECOND AMENDMENT TO THE 2010 STOCK INCENTIVE PLAN AND MATERIAL PLAN TERMS FOR PURPOSES OF COMPLYING WITH THE REQUIREMENTS OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

Introduction

        Our Board and stockholders originally adopted the Warren Resources Inc. 2010 Stock Incentive Plan ("2010 Plan") effective January 1, 2010. Our 2010 Plan is the only plan under which equity-based compensation may currently be awarded to our executive officers and employees.

        The First Amendment to the Plan was adopted by the Board effective January 1, 2012 for the purpose of compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the final Treasury Regulations thereunder.

        At the 2015 Annual Meeting, stockholders will be asked to approve a second amendment to the 2010 Plan, a copy of which is attached hereto as Annex A (the "Second Amendment"). The Second Amendment would (i) increase the number of shares issuable under the 2010 Plan by 3,000,000 shares to 9,950,000 shares in order to have the capacity to refresh the Company's ordinary course equity grants and (ii) remove the "reload" options from the suite of options available for issuance under the 2010 Plan. The Board of Directors has approved the Second Amendment, subject to its approval by the stockholders of the Company. In connection with the approval of the Second Amendment, stockholders will also be asked to re-approve the material terms of the performance goals contained in our 2010 Plan.

Background and Purpose of the Proposal

        The use of stock-based awards under the 2010 Plan continues to be a key element of our compensation program. Of the 6,950,000 shares currently authorized for issuance under the 2010 Plan as of April 14, 2015, a total of 5,813,687 shares have been issued as of April 14, 2015, after the lapse of restrictions on grants of restricted stock or upon the exercise of stock options. As of April 14, 2015, under the 2010 Plan, a total of 4,229,577 shares remained subject to outstanding stock options and awards of restricted stock still subject to forfeiture. The 2010 Plan is a broad-based plan under which we grant awards to our employees, officers, directors and consultants. We continue to believe that our long-term interests are best served by aligning the interests of our outside directors and key employees with the interests of our stockholders. While the Board and Compensation Committee recognize the potential dilutive effect of compensatory stock awards, they also recognize the significant motivational and performance benefits that can be achieved from making such awards.

        We believe that approval of the Second Amendment will give us the flexibility to continue making stock-based awards over the next two years in amounts determined appropriate by the Compensation Committee. The 2010 Plan, as amended by the Second Amendment, would allow us to continue to use a variety of equity compensation awards in structuring compensation arrangements for our employees and other service providers, which awards provide our employees and other service providers with an opportunity to acquire and maintain stock ownership in the Company. The share increase and the removal of the "reload" options are the only changes to the 2010 Plan contemplated by the Second Amendment. A summary of the 2010 Plan is provided below.

        In connection with the approval of the Second Amendment, we also are requesting that our stockholders re-approve the material terms of the performance goals contained in our 2010 Plan in order to allow certain awards to be potentially eligible for exemption from the $1.0 million deduction limit imposed by Section 162(m) of the tax code. See "—Summary of the Amended Plan—Performance Based Awards" below. For purposes of Section 162(m), the material terms of the performance goals for awards granted under our 2010 Plan include:

  •
  the employees eligible to receive compensation;

  •
  the description of the business measures on which the performance goals may be based; and

  •
  the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the arrangement.

        Each of these aspects is discussed in this proposal 2, and stockholder approval of this proposal 2 constitutes re-approval of each of these aspects of the 2010 Plan for purposes of the Section 162(m) stockholder approval requirements.

        Assuming the presence of a quorum, the Second Amendment will be adopted, and the material terms of the performance goals contained in our 2010 Plan will be re-approved, if a majority of the votes cast on the matter are voted "FOR" this proposal.

Consequences of Failing to Approve the Proposal

        The Second Amendment will not be implemented unless it is approved by stockholders. If the Second Amendment is not approved by our stockholders, the 2010 Plan will remain in effect in its present form. Failure of our stockholders to approve this Proposal also will not affect the rights of existing award holders under the 2010 Plan or under any previously granted awards under the 2010 Plan.

Summary of the Amended Plan

        The following summary of the 2010 Plan, as amended by the Second Amendment (the "Amended Plan"), does not purport to be a complete description of all provisions of the Amended Plan and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of (i) the 2010 Plan, which was filed as Annex A to the Company's Definitive Proxy Statement on Form DEF 14-A filed on April 8, 2010 , (ii) the First Amendment to the 2010 Plan, which was filed as

Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on November 7, 2012, and (iii) the Second Amendment, which is attached to this Proxy Statement as Annex A.

        The Amended Plan authorizes the Company to grant various awards ("Awards") to employees (including officers and directors who are employees) of the Company or its subsidiaries and to individuals who are performing services for those entities (including consultants and directors who are not employees of the Company), including:

  •
  incentive stock options ("ISOs"),

  •
  nonqualified stock options ("NSOs"),

  •
  deferred compensation stock options ("DCSOs"),

  •
  stock appreciation rights ("SARs"),

  •
  restricted stock grants ("Restricted Stock Grants"), and

  •
  restricted unit grants ("Restricted Unit Grants");

provided, however, that individuals who are not employees of the Company or its subsidiaries may be granted only NSOs.

        Administration.    The Amended Plan shall be administered by a Compensation Committee of the board of directors (the "Compensation Committee") that will have sole authority to construe and interpret the Amended Plan, to select participants ("Participants"), to grant Awards and to establish the terms and conditions of Awards. The Compensation Committee is allowed to give the Company's chief executive officer specifically limited written authority to grant awards to new employees. A member of the Compensation Committee is not eligible to receive an Award under the Amended Plan, unless the member recuses himself from voting on an Award to him and a majority of the remaining members of the Compensation Committee vote for such Award.

        Eligibility.    Any employee of the Company or its subsidiaries, including, without limitation, any officer or director who is an employee, or any person performing services for the Company or its subsidiaries (including a consultant to, or a director who is not an employee of the Company, but only insofar as NSOs are concerned), is eligible to receive an Award under the Amended Plan. The Amended Plan sets forth various restrictions upon exercise of an Award.

        Shares Subject to the Amended Plan.    The maximum number of shares of common stock in respect of which Awards may be granted under the Amended Plan is 9,950,000, subject to appropriate adjustment in the event of a reorganization, stock split, stock dividend, merger, consolidation or other change in capitalization of the Company affecting its common stock. The maximum number of shares subject to an Award that may be granted to a Participant in any calendar year is 695,000.

        Term of the Amended Plan.    The Amended Plan will expire on January 1, 2020, except with respect to Awards then outstanding, and no Award may be granted under the Plan after that date.

        Amendment and Termination of Plan.    The board of directors, without the further approval of the stockholders, may at any time suspend or terminate the Amended Plan, in whole or in part, or amend it from time to time; provided, however, that the board of directors must obtain stockholder approval to make any amendment to the Amended Plan that would increase the total number of shares reserved for issuance (except for adjustments necessary to reflect changes in capitalization), materially modify eligibility requirements or materially increase the benefits accruing to Participants under the Amended Plan, make any change which is required to be approved by the stockholders under any law, rule or regulation for listed companies promulgated by any national stock exchange on which the Company's stock is traded, result in the repricing of options, or allow the creation of additional types of Awards under the Amended Plan. No termination, suspension or amendment of the Amended Plan shall adversely affect the rights of a Participant under any Award without such Participant's consent.

        Termination of Employment or other Relationships.    In the event that a Participant's employment or other relationship with the Company or any subsidiary is terminated by reason of death, or the Participant dies within one year after termination due to disability or within three months after the termination for reason other than disability, any Award held by the Participant immediately prior to his or her death may generally be exercised, to the extent that the Award is vested, by the legal representative of the Participant's estate or any person who acquired the Award by will or laws of descent and distribution for the shorter of one year from the date of the Participant's death or the expiration of the stated term of the Award. In the event that a Participant's employment or other relationship with the Company or any subsidiary is terminated by reason of disability, any Award held by the Participant immediately prior to the date of the Participant's disability may generally be exercised, to the extent that the Award is vested, by the Participant for the shorter of one year from the date of disability or the expiration of the stated term of the Award. In the event that a Participant's employment or other relationship with the Company is terminated for any reason other than death or disability, any Award held by the Participant immediately prior to his or her termination may be exercised by the Participant, to the extent that the Award is vested, for the shorter of three months from the date of such termination or the expiration of the stated term of the Award. Upon the retirement of a Participant, if the Participant continues or begins to serve as a director, the Participant may continue to hold any previously granted Awards under the original terms thereof. Notwithstanding the above, the Compensation Committee also has the discretion to accelerate the vesting or exercisabilty of Awards in the event of the retirement, death, disability or other termination of a Participant, provided however, that in the case of ISOs the conditions under which post-termination exercises will be permitted in all events will be in accordance with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.

        Incentive Stock Options.    Options designated as ISOs within the meaning of Section 422 of the Code, together with the regulations promulgated thereunder, may be granted for a stated number of shares. To the extent that any portion of an ISO that first becomes exercisable by any Participant (under all of the stock option plans of the Company or its subsidiaries) during any calendar year exceeds the $100,000 aggregate fair market value limitation of Section 422(d) of the Code, or such other limit as may be imposed by the Code, such excess portion shall be treated as a NSO.

        Nonqualified Stock Options.    NSOs may be granted for a stated number of shares of common stock and will be exercisable for such period or periods as the Compensation Committee shall determine. Holders of NSOs may elect to have the Company withhold from shares to be delivered upon exercise of a NSO, shares whose fair market value satisfies withholding taxes attributable to the exercise of the NSOs.

        Exercisability of Options.    ISOs and NSOs will become exercisable in installments as determined by the Compensation Committee, in its sole discretion; provided, however, that, if not otherwise determined by the Compensation Committee, ISOs and NSOs may be exercised as to one-third (1/3rd) of the shares covered thereby beginning on the first anniversary of the date of grant, as to one-third (1/3rd) on the second anniversary of the date of grant and as to one-third (1/3rd) on the third anniversary of the date of grant. The exercise price for options may be paid in cash; by certified or cashier's check; by money order or by personal check (if approved by the Compensation Committee); if permitted by the Compensation Committee, by delivery of shares of common stock already owned by the Participant for more than six months, which shares, including any cash tendered therewith, have an aggregate fair market value equal to the exercise price.

        The Compensation Committee may permit payment by delivery of a properly executed notice, together with a copy of the Participant's irrevocable instruction to a broker acceptable to the Compensation Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price.

        Term of Options.    The term of each ISO and NSO shall be fixed by the Compensation Committee; provided, however, that the term of each ISO will be for a period not exceeding ten years from the date of grant thereof, and provided further, that in the case of any ISO granted to a Participant who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder"), the term of the ISO shall not exceed five years from the date the ISO is granted.

        Option Exercise Prices.    NSOs and DCSOs may be issued at any exercise price that the Compensation Committee determines. The exercise price of an ISO, or of any option intended to comply with the performance-based compensation exception to the deduction limitation of Section 162(m) of the Code, shall be at least one hundred percent (100%) of the fair market value of the common stock on the date of grant and at least one hundred ten percent (110%) of the fair market value of the common stock on the date of grant to a Ten Percent Stockholder.

        Transferability.    The Compensation Committee may allow transfer of NSOs to immediate family members, trusts and partnerships for their benefit or owned by them, or to charitable trusts created or controlled by the Participant. Options held by transferees are subject to the same restrictions and forfeiture upon termination of employment applicable to the Original Option holder. ISOs are not transferable except by will or the laws of descent and distribution.

        Deferred Compensation Stock Options.    DCSOs are designed to provide a means by which compensation payments can be deferred to future dates. Deferred compensation may include amounts awarded under the Amended Plan or any other compensation plan or program of the Company. The number of shares subject to a DCSO will be determined by the Compensation Committee using the following formula:

Amount of Compensation to be Deferred        =        Number of Shares
FMV—Stock Option Exercise Price

        DCSOs will be exercisable for such period or periods as the Compensation Committee determines.

        Stock Appreciation Rights.    The Compensation Committee may grant an Award of SARs that entitles a Participant to receive an amount in cash, by certified or cashier's check, shares of common stock, DCSOs, or any combination thereof, which is determined by multiplying the number of shares of common stock as to which the SAR is being exercised by an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The Compensation Committee may establish procedures for exercise and restrictions regarding the dates on which SARs may be exercised, but in no event will SARs be exercisable before the first anniversary date of the date of grant.

        Stock Grants, Restricted Stock Grants and Restricted Unit Grants.    The Compensation Committee may in its discretion grant shares of common stock to a Participant with or without restrictions, vesting requirements or other conditions. A Restricted Stock Grant is an Award of shares of the Company's common stock that does not vest until certain conditions established by the Compensation Committee have been satisfied. A Restricted Unit Grant is an Award of "units" subject to similar vesting conditions, each unit having a fair value equal either to a share of common stock or the amount by which a share of common stock appreciates in value between the date of grant and the date at which any restrictions lapse. At a minimum, a Restricted Stock Grant or Restricted Unit Grant will provide that in order for a Participant to vest in the award, the Participant must continuously provide services for the Company or its subsidiaries, subject to relief for specified reasons, for a period of not less than two years (or one year if such award is performance-based) commencing on the date the award is granted (the "Registration Period"). During the Restriction Period, a Participant may vote and receive dividends on the shares of common stock awarded pursuant to a Restricted Stock Grant, but may not sell, assign, transfer, pledge or otherwise encumber such shares. In the event that a Participant's employment (or other relationship) with the Company (or any of its affiliates) is terminated for any reason during the Restriction Period, the Participant's Award, to the extent still restricted, may vest or be forfeited as determined by the Compensation Committee upon or after grant. When the Restriction Period expires or the restriction with respect to installments of shares lapses, the Participant is entitled to receive (1) with respect to a Restricted Stock Grant, shares of common stock free and clear of restrictions on sale, assignment, transfer, pledge or other encumbrances, or (2) with respect to a Restricted Unit Grant, payment for the value of the units.

        Deductibility under Section 162(m).    The 2010 Plan is designed to provide that all options, SARs, and other awards granted under the 2010 Plan that are conditioned on performance goals as described below, may be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and may be fully deductible. While the Compensation Committee believes it is important to preserve the deductibility of compensation under Code Section 162(m) generally, there is no guarantee that the performance-based compensation exemption would be available in any particular circumstance, and the Board and the Compensation Committee reserve the right to grant or approve awards or compensation that is non-deductible.

        Performance Based Awards.    A performance award (whether granted as a performance share or a performance unit) consists of a grant made subject to the attainment of one or more performance goals for a specified performance period (as determined by the Plan Administrator) and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. Performance awards will only be earned by participants if the performance goals are met for the performance period. At the discretion of the Plan Administrator and as prescribed in the award agreement, payment may be made in the form of cash, shares or a combination of cash and shares. Incentive awards consist of grants denominated in cash and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. The Plan Administrator will determine the performance goals applicable to the payout for incentive awards to Covered Employees for each performance period. The Compensation Committee cannot adjust an incentive award upward for a Covered Employee, but retains the discretion to adjust the incentive award downward. At the discretion of the Plan Administrator, payment of incentive awards may be made in cash and/or other equity-based awards as provided under the Amended Plan and will be paid no later than March 15 following the end of the calendar year for which the incentive awards are applicable.

        For any awards intended to meet the requirements of Section 162(m) of the Internal Revenue Code, the grant or vesting of such awards may be based upon one or more performance goals that apply to the specified participant, one or more business units of the company, or the Company as a whole. Prior to the payment of any award based on the achievement of performance goals intended to qualify under Section 162(m) of the Internal Revenue Code, the Compensation Committee must certify in writing that the applicable performance goals and any material terms were, in fact, satisfied. The business criteria on which performance goals intended to qualify compensation as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code may be based are:

  •
  net earnings (either before or after interest, taxes, depreciation, depletion and amortization),

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  gross or net sales or revenue,

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  net income (either before or after taxes),

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  adjusted net income,

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  operating income, earnings or profit,

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  cash flow (including, but not limited to, operating cash flow, EBITDAX and free cash flow),

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  return on equity or assets,

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  return on capital,

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  return on stockholders' equity,

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  total stockholder return,

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  return on sales,

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  gross or net profit or operating margin,

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  costs,

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  funds from operations,

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  expenses,

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  working capital,

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  earnings per share,

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  adjusted earnings per share,

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  price per share of Warren's common stock,

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  regulatory body approval for commercialization of a project,

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  implementation or completion of critical projects,

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  market share,

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  economic value,

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  profits (either before or after taxes),

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  debt/proved reserves,

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  weighted average cost of capital,

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  oil and gas reserve additions,

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  amount of oil and gas reserves,

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  costs of finding oil and gas reserves,

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  oil and gas replacement ratios,

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  oil and/or natural gas production,

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  asset quality levels,

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  satisfactory audits,

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  achievement of balance sheet or income statement objectives,

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  employee retention/attrition rates,

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  regulatory compliance,

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  safety targets, and

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  financial ratings

any of which may be measured with respect to us, or any subsidiary, affiliate or other business unit of the Company, either in absolute terms, terms of growth or as compared to any incremental increase, as compared to results of a peer group. The committee will define in an objective fashion the manner of calculating the performance criteria it selects to use for the awards. With regard to a particular performance period, the committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the committee may reduce or eliminate (but not increase) the initial award. Generally, a participant will have to be employed by or providing services to the Company or any of its subsidiaries or affiliates on the date the performance-based award is paid to be eligible for a performance-based award for any period.

        The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following:

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  items related to a change in accounting principle,

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  items relating to financing activities,

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  expenses for restructuring or productivity initiatives,

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  other non-operating items,

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  items related to acquisitions,

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  items attributable to the business operations of any entity acquired by Warren during the performance period,

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  items related to the disposal of a business or segment of a business,

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  items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards,

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  items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period,

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  other items of significant income or expense which are determined to be appropriate adjustments,

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  items relating to unusual or extraordinary corporate transactions, events or developments,

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  items related to amortization of acquired intangible assets,

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  items that are outside the scope of Warren's core, on-going business activities,

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  items related to acquired in-process research and development,

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  items relating to changes in tax laws,

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  items relating to major licensing or partnership arrangements,

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  items relating to asset impairment charges,

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  items relating to gains or losses for litigation, arbitration and contractual settlements, or

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  items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

        For all awards intended to qualify as performance-based compensation, such determinations will be made by the organization and Compensation Committee within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        Cash awards may be made to participants as determined by the Plan Administrator. The Plan Administrator will determine the terms and conditions of such cash awards, including whether the payout of such awards is subject to the achievement of performance goals.

        Other stock-based awards may be equity-based or equity-related awards other than stock options, stock appreciation rights, restricted stock, RSUs, performance shares or performance units. The terms and conditions of other stock-based awards will be determined by the Plan Administrator. Payment under any other stock-based awards may be made in common stock or cash, as determined by the Plan Administrator.

        Change of Control.    In the event of a proposed liquidation or dissolution of the Company, all then unexercised options will, upon written notice from the Compensation Committee, become exercisable in full at least ten business days prior to the effective date of the liquidation or dissolution and terminate upon the liquidation or dissolution to the extent then unexercised. The board of directors may specify the effect of a liquidation or dissolution on any other Award at the time such Award is granted.

        In the event of an Acquisition Event (as defined below) or the Company's execution of an agreement with respect to an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event (as defined below)), the board of directors will provide that all outstanding stock options will be assumed, or equivalent stock options will be substituted, by the acquiring corporation or succeeding corporation (or an affiliate thereof). However, if in an Acquisition Event, the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such stock options, then the board of directors will provide that all then unexercised stock options will become exercisable in full as of a specified time prior to the acquisition and any unexercised options will terminate immediately prior to the consummation of such Acquisition Event. With respect to other types of Awards, the board of directors will specify the effect of an Acquisition Event that is not also a Change in Control Event, at the time such Award is granted.

        In case of a Change in Control Event (regardless of whether such event is also an Acquisition Event), unless there is an agreement between the Company and the Participants that specifically provides otherwise, the outstanding Awards will be accelerated in part so that one-half of the Awards that would otherwise have become vested after the date of the Change in Control Event will become exercisable or realizable immediately. The remaining one-half of the Awards will continue to vest in accordance with the original vesting schedule. Notwithstanding any of the foregoing, each outstanding Award will become exercisable in full if, on or before the first anniversary of the Change in Control Event, the Participant's employment (or other relationship) is terminated by the Participant for good reason or is terminated by the Company without cause.

        An "Acquisition Event" means (i) any merger or consolidation of the Company with or into another entity which results in the Company's common stock being converted into or exchanged for the right to receive cash, securities or other property of the other entity; or (ii) any exchange of shares of the Company for cash, securities or other property in connection with an exchange transaction.

        A "Change in Control Event" means (i) a sale of all or substantially all of the Company's assets; (ii) the acquisition by a person or group of the beneficial ownership of capital stock of the Company representing 50% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company (a "Business Combination")

if persons who were not stockholders of the Company immediately prior to the Business Combination beneficially own, immediately after the Business Combination, 50% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities. Notwithstanding any of the foregoing, a Change in Control Event will not include an acquisition directly from the Company (other than an acquisition pursuant to the exercise, conversion or exchange of any security, unless such security was acquired directly from the Company or an underwriter or agent of the Company); any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company (or any corporation controlled by the Company); or a Business Combination.

U.S. Federal Income Tax Consequences

        The following is a brief description of the federal income tax treatment that will generally apply to awards made under the Amended Plan, based on federal income tax laws currently in effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. The exact federal income tax treatment of an award will depend on the specific nature and form of such award.

        Incentive Stock Options.    An employee generally will not recognize taxable income upon grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes, and may therefore result in alternative minimum tax liability to the option holder. Incentive stock option tax treatment will be available only if the participant has been an employee of Warren or its subsidiaries within three months of the date of exercise. Warren will not be entitled to any business expense deduction on the grant or exercise of an incentive stock option. If the employee has held the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the employee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as a long-term capital gain or loss. If the employee does not satisfy these holding period requirements (a "disqualifying disposition"), the employee will generally recognize ordinary income for the year of disposition, in an amount equal to the excess of the fair market value of the shares on the date the option was exercised over the option exercise price (or, if less, the amount realized upon disposition over the exercise price). Any excess of the amount realized by the employee on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will be a short-term capital gain. Warren generally will be entitled to a deduction in the year of disposition equal to the amount of ordinary income recognized by the employee. The employee's basis in the shares acquired upon exercise of an incentive stock option is equal to the exercise price paid, plus any amount includible as ordinary income as a result of a disqualifying disposition. A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the alternative minimum taxable income adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

        Nonqualified Stock Options.    An employee will not recognize any income at the time of grant of a nonqualified stock option and Warren will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the employee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. Subject to any deduction limitation under Section 162(m) of the Code (which is discussed below), Warren will be entitled to a federal income tax deduction in the year of exercise in the same amount as the taxable compensation recognized by the employee. The employee's basis in the stock for purposes of measuring the amount of gain will be the exercise price paid to Warren plus the amount of compensation includible in income at the time of exercise. An employee's subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period of the shares.

        Generally, the shares received on exercise of an option or stock appreciation right under the Amended Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the participant will recognize income on the date of exercise of a nonqualified stock option or stock appreciation right. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of service. Exchange Act Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. The Amended Plan is intended to satisfy the requirements for exemption under Exchange Act Rule 16b-3. Therefore, the grant of awards will not be considered a purchase and the exercise of the awards to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and measured on the date of exercise.

        Payment of Option Exercise Price in Shares.    If a nonqualified option is exercised by tendering previously owned shares of Warren common stock in payment of the exercise price, then, instead of the treatment described above, the tender generally will not be considered a taxable disposition of the previously owned shares and no gain or loss will be recognized with respect to the equivalent number of new shares (the "exchanged shares") acquired at the time of exercise. The employee's basis and holding period for the exchanged shares will be the same as the previously owned shares exchanged. The employee will, however, have ordinary income equal to the fair market value on the date of exercise of the new additional shares received in excess of the number of exchanged shares. The employee's basis in the new additional shares will be equal to the amount of such compensation income and the holding period will begin on the date of exercise. However, if an incentive stock option is exercised by tendering previously owned shares of Warren common stock in payment of the exercise price, if the previously owned shares were acquired on the exercise of an incentive stock option and have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the employee will recognize income and be subject to other basis allocation and holding period adjustments with respect to the exchanged shares.

        Stock Appreciation Rights and Performance Awards.    When stock appreciation rights are exercised or when performance awards are settled or paid, the amount of cash and the fair market value of property received by the employee (including shares) will be ordinary income, unless the property is subject to transfer restrictions or forfeiture.

        Restricted Stock.    Restricted Stock granted under the Amended Plan may, in the determination of the Plan Administrator, be subject to rights of repurchase, forfeiture and other transfer restrictions. The tax consequences of stock granted under the Amended Plan depends on whether the stock is subject to restrictions and, if so, whether the restrictions are deemed to create a "substantial risk of forfeiture" under Section 83 of the Code (for example, stock granted under the Amended Plan that is subject to forfeiture if the employee terminates employment prior to the time the restrictions lapse, which right lapses over a period of continued employment, is considered a "substantial risk of forfeiture" under Section 83 of the Code). If stock is not subject to a "substantial risk of forfeiture," the employee normally will recognize taxable ordinary income equal to the value of the stock on the date on which the stock is granted less any amount paid for that stock. If the stock is subject to a "substantial risk of forfeiture," the employee normally will recognize taxable ordinary income as and when the "substantial risk of forfeiture" lapses in the amount equal to the fair market value of the shares at the time they are no longer subject to the "substantial risk of forfeiture" less the amount paid for the stock. Upon disposition of the stock, the employee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long- or short-term depending on how long the employee held the stock.

        A recipient of stock subject to a "substantial risk of forfeiture" may make an election under Code Section 83(b) to recognize ordinary income on the date the employee receives the restricted stock, rather than waiting until the "substantial risk of forfeiture" lapses. If the employee makes a Section 83(b) election, the employee will be required to recognize as ordinary income on the date the employee receives the stock grant the difference, if any, between the fair market value of the stock on the award date and the purchase price paid. If the employee makes a Section 83(b) election, the employee will not be required to recognize any income when the "substantial risk of forfeiture" lapses.

        The shares acquired will have a cost basis equal to the fair market value on the date the restrictions lapse (or the date of grant if a Section 83(b) election is made). When the employee disposes of the shares acquired, any amount received in excess of the share's cost basis will be treated as long- or short-term capital gain, depending upon the holding period of the shares. If the amount the employee receives is less than the cost basis of the shares, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

        Other Awards.    In addition to the types of awards described above, the Amended Plan authorizes certain other awards that may include payments in cash, common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment, and the Company will be entitled to a corresponding deduction at that time. In general, the sale or grant of stock to a participant under the Amended Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, paid for such stock. Stock that at the time of receipt by a participant is subject to a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 generally will be taxed under the rules applicable to Restricted Stock as described above.

        Other Tax Issues.    The terms of awards granted under the Amended Plan may provide for accelerated vesting or payment of an award in connection with a change of control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment.

        In general, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Company's named executive officers, including any compensation relating to an award granted under the Amended Plan. Compensation that is considered to be performance-based will not have to be taken into account for purposes of the $1,000,000 limitation, and accordingly, should be deductible by the Company without limitation under Section 162(m). Provided an option is approved by a committee comprised of two or more "outside directors," has an exercise price of at least fair market value on the date of grant, the plan under which the option is granted imposes a per person limit on the number of shares covered by awards and the material terms of the plan under which the option is granted have been disclosed to and approved by stockholders, any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options will qualify as performance-based compensation for purposes of Section 162(m). An award may also qualify as performance-based compensation if the administrator conditions the grant, vesting, or exercisability of such an award on the attainment of a pre-established objective performance goal.

        If any award granted under the Amended Plan is considered deferred compensation under Internal Revenue Code Section 409A, then certain requirements must be met for the deferral to be effective for federal tax purposes. These requirements include: ensuring that any election to defer made by the employee is done within the time period(s) permitted by Section 409A; certain limitations on distributions; and, the prohibition of accelerating the time or schedule of any payment of deferred amounts except in certain permitted circumstances. If these requirements are not met, the employee will be immediately taxable on such purportedly deferred amounts, a penalty of 20% of such amounts deferred after December 31, 2004 will be imposed, and interest will accrue at the underpayment rate plus one percent on the underpayments that would have occurred had the compensation been includible in the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture.

        The taxable income resulting from awards under the Amended Plan, other than incentive stock options, will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the employee's other compensation and requiring payment of withholding amounts as part of the exercise price or as a condition to receiving shares pursuant to an award. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the Amended Plan. Whether or not such withholding is required, the Company will report such information to the Internal Revenue Service as may be required with respect to any income attributable to transactions involving awards.

        Dividends paid on the restricted shares prior to the lapse of restrictions will be taxable as additional compensation income to the recipient in the year received and subject to withholding.

New Plan Benefits and Previously Awarded Options

        The awards, if any, that will be made to eligible persons under the Amended Plan are subject to the discretion of the Compensation Committee and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees and directors under the Amended Plan. Therefore, a New Plan Benefits Table is not provided.

        We made annual equity awards under the 2010 Plan in 2014 to our named executive officers, outside directors and other eligible employees. The 2014 grants to the named executive officers are reflected in the "Grants of Plan-Based Awards for Year Ended December 31, 2014" table. The 2014 grants to outside directors are reflected in the table under "Director Compensation." On April 14, 2015, the closing price of our common stock was $1.02 per share.

        The following table sets forth, for the named executive officers and certain other groups, all shares underlying outstanding stock options and RSUs awarded before December 31, 2014, under the 2010 Plan. No associate of any of the directors, named executive officers or nominees set forth below holds or has held options to purchase our common stock.

Name and Principal Position	Number of Shares Issued or Underlying Options
Lance Peterson	326,860
Interim CEO
Philip A. Epstein	33,333
Former Chairman of the Board and CEO
Jeffrey Keeler	100,000
Vice President—Corporate Development
Saema Somalya	60,000
Senior Vice President, General Counsel and Secretary
Stewart P. Skelly	88,133
Vice President and CFO
Robert M. Dowell	88,478
Vice President of Operations and General Manager
All executives as a group	696,804

Non-executive director group(1)	832,175

Non-executive officer employee group	250,000

Total	1,778,979

Vote Required

        The Second Amendment will be adopted if a majority of the votes cast on the matter are voted "FOR" this proposal

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

"FOR"

THE APPROVAL OF THE SECOND AMENDMENT TO OUR 2010 STOCK INCENTIVE PLAN.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP
AS INDEPENDENT AUDITORS

        The Audit Committee has appointed Grant Thornton LLP to serve as independent auditors for the fiscal year ending December 31, 2015, and is presenting the selection to the stockholders for ratification. Grant Thornton LLP has served as the Company's independent auditors for many years and is considered by management to be well qualified.

        It is not expected that a representative of Grant Thornton LLP will be present at the 2015 Annual Meeting.

Audit Committee

        The Company's Audit Committee is composed entirely of non-employee directors. The members of the Audit Committee meet the independence and experience requirements of the NASDAQ Stock Market, including the additional criteria for independence of audit committee members set forth in

Rule 10A-3 under the Securities Exchange Act of 1934, and the Company's Corporate Governance Guidelines. In 2014, the Committee met ten (10) times. The Committee has adopted, and annually reviews, a charter outlining the practices it follows; a copy of the charter is available at our website at www.warrenresources.com. The charter complies with all current regulatory requirements.

        The following report of the Audit Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Audit Committee Report

        The Audit Committee is responsible for monitoring the integrity of the Company's consolidated financial statements, the Company's system of internal controls, the Company's risk management, the qualifications and independence of the Company's independent auditor, the performance of the Company's internal and independent auditors and the Company's compliance with legal and regulatory requirements. We have the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace the Company's independent auditors. The Committee has three independent directors and operates under a written charter adopted by the Board. The Board has determined that each Committee member is independent under the standards of director independence established under our Corporate Governance Policies and the NASDAQ Stock Market listing requirements and is also "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934.

        Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and for the report on the Company's internal control over financial reporting. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America and for attesting to management's report on the Company's internal control over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management's report on the Company's internal control over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

        We held ten (10) meetings during 2014. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management and the Company's independent auditors, Grant Thornton LLP. We discussed with Grant Thornton LLP the overall scope and plans for our audits. We met with Grant Thornton LLP, with and without management present, to discuss the results of their examination and their evaluation of the Company's internal controls.

        We reviewed and discussed the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 2 regarding the audit of internal control over financial reporting.

        We reviewed and discussed the Company's guidelines, policies and procedures for financial risk assessment and risk management and the major risk exposures of the Company and its business units, as appropriate. We reviewed and discussed with management its reports on risk management. We also met with the accountants conducting an internal operational review to discuss their findings and evaluation of our internal operation processes and controls.

        We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2014 with management and Grant Thornton LLP. We also reviewed and discussed the unaudited Quarterly Reports on Form 10-Q with management and Grant Thornton LLP. We also discussed with management and Grant Thornton LLP the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the SEC and the processes used to support management's annual report on the Company's internal controls over financial reporting. We also reviewed and discussed the reviewed Quarterly Reports on Form 10-Q with management and Grant Thornton LLP.

        We also discussed with Grant Thornton LLP matters that independent accounting firms must discuss with Audit Committees under generally accepted auditing standards and standards of the PCAOB, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        Grant Thornton LLP also provided to the Committee the written disclosures and the letter required by PCAOB Rule 3526 (Independence Discussions with Audit Committees) and represented that it is independent from the Company. We discussed with Grant Thornton their independence from the Company. When considering Grant Thornton LLP's independence, we considered if services they provided to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements, reviews of the Company's interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q were compatible with maintaining their independence. We also reviewed, among other things, the audit, audit-related and tax services performed by, and the amount of fees paid for such services to, Grant Thornton LLP. We received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company's audited consolidated financial statements for the year ended December 31, 2014 be included in the Company's Annual Report on Form 10-K. We have also selected Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2015 and are presenting the selection to the stockholders for ratification.

Respectfully Submitted,
The AUDIT COMMITTEE /s/ Chet Borgida, Chairman /s/ Dominick D'Alleva /s/ Leonard DeCecchis

Auditors' Fees

        The following table sets forth the aggregate fees billed to the Company in each of the last two fiscal years by Grant Thornton LLP:

	2014($)	2013($)
Audit Fees(1)	738,000	569,000
Audit Related Fees	—	—
Tax Fees(2)	29,000	30,000
All Other Fees	—	—

Totals	767,000	599,000

(1)
Represents fees for the 2014 audit and quarterly reviews, as well as the preparation of comfort letters, consents and assistance with and review of documents filed with the SEC in 2014, including approximately $544,000 related to the annual audit, $75,000 related to interim reviews, and $119,000 related to services provided in connection with the Citrus Acquisition and other SEC regulatory filings. Fees for the 2013 audit and quarterly reviews, as well as the preparation of comfort letters, consents and assistance with and review of documents filed with the SEC in 2013, were approximately $499,000, of which approximately $431,000 related to the annual audit, $68,000 related to interim reviews, and $70,000 related to services provided in connection with the postponed high yield offering and other SEC regulatory filings.

(2)
Represents fees for assisting management in the preparation of the corporate tax return.

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.     Audit services include audit work performed in the annual audit of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including quarterly reviews, consents and assistance with and review of documents filed with the SEC, comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance.

        4.     Other Fees are those associated with services not captured in the other categories. The Company generally doesn't request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        For 2014 and 2013, 100% of the accounting fees and services were pre-approved by the Audit Committee.

        Ratification of the appointment of the independent auditors requires the holders of a majority of the votes cast on the matter vote "FOR" this proposal. If the stockholders should not ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

"FOR"

THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
AS INDEPENDENT AUDITORS.

PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC's rules.

        As discussed in our Compensation Discussion and Analysis above, our executive compensation programs for our NEOs, as well as other executives, are designed to closely align executive rewards with the total return to stockholders and corporate, group and individual performance. Our Compensation Committee developed an overall compensation philosophy that is built on a foundation of these guiding principles:

  •
  Competitive Positioning:  Total remuneration is designed to attract and retain the executive talent required to achieve our goals through a market competitive total remuneration package.

  •
  Performance Orientation:  Executive compensation is designed to align the interests of executives and stockholders. It is also performance-based with a direct link to Company, business unit, and individual performance.

  •
  Fairness:  Our compensation programs are designed to be fair and equitable across all employee groups and should not unfairly discriminate in favor of any one individual or group on the basis of age, service, or other non-performance related criteria.

  •
  Ownership and Responsibility:  Our compensation programs recognize individual contributions as well as link executive and stockholder interests through compensation plans and programs that reward our executives, including our NEOs based on increases to stockholder value and the financial success of the Company.

        We believe that the Company's executive compensation programs have been effective at incenting the achievement of positive results, appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry.

        We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives you as a stockholder the opportunity to express your views on our fiscal year 2014 executive compensation policies and procedures for NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and procedures described in this proxy statement.

        Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

          "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the 2015 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        Although this is an advisory vote which will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote. The Compensation Committee will consider our stockholders' concerns and take them into account when designing future executive compensation programs.

        The Board therefore recommends that you indicate your support for the Company's executive compensation in fiscal year 2014, as outlined in the above resolution.

        The resolution will be passed if the holders of a majority of the votes cast on the matter vote "FOR" the resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

EXPENSES OF SOLICITATION

        We will pay the cost of soliciting proxies, including preparation, assembly, printing and mailing of the proxy statement and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock beneficially owned by others in their names, to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their out-of-pocket expenses for forwarding solicitation materials to such beneficial owners. We have hired Georgeson Inc. ("Georgeson") to act as our proxy solicitor in connection with the Annual Meeting. We will pay Georgeson a fee of approximately $10,000, plus reasonable out-of-pocket expenses, for these services. Our solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or other of our employees. No additional compensation will be paid to directors, officers or other employees for such solicitation services performed by them.

PROPOSALS OF STOCKHOLDERS FOR 2016 ANNUAL MEETING

        Requirements for Stockholder Proposals to be considered for inclusion in the Company's Proxy Materials. According to Rule 14a-5(e)(1) of the Exchange Act, we must receive proposals of stockholders on or before December 23, 2015, which is 120 days prior to April 21, 2016, the anniversary of the date that we mailed the proxy materials for the 2015 Annual Meeting, that are intended to be presented at the 2016 Annual Meeting of Stockholders in order for the proposals to be eligible for inclusion in our 2016 proxy statement and proxy relating to that meeting. These proposals should be sent to the Corporate Secretary by fax to (212) 697-9466 or by mail to the Office of the Corporate Secretary, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036 or by e-mail to ssomalya@warrenresources.com.

        Requirements for other Stockholder Proposals to be brought before the 2016 Annual Meeting of Stockholders and Director Nominations. According to our bylaws, a proposal for action to be presented by any stockholder at an annual meeting of stockholders, including the nomination of persons for election to the Board of Directors, shall be out of order and shall not be acted upon unless:

  •
  the proposal is specifically described in our notice to all stockholders of the meeting and the matters to be acted upon thereat, or

  •
  the proposal shall have been submitted in writing to the Secretary at the above fax number or mailing address or e-mail address and received at our principal executive offices no earlier than February 3, 2016, which is 120 days prior to the first anniversary of our 2015 Annual Meeting, and no later than March 4, 2016, which is 90 days before the first anniversary of our 2015 Annual Meeting, and such proposal is, under law, an appropriate subject for stockholder action, provided, however, that in the event that the date of the 2016 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of our 2015 Annual Meeting, notice by the stockholder to be timely must be received by the Secretary not earlier than the 120th day prior to 2015 Annual Meeting date and not later than the 90th day prior to the 2016 Annual Meeting date, or if later, the 10th day following the day on which public announcement of the date of the 2016 Annual Meeting date is first made.

HOUSEHOLDING

        As permitted by the Securities Exchange Act of 1934, only one copy of proxy materials are being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the proxy materials.

        The Company will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies of the proxy materials, or to request a single copy of the proxy materials for stockholders sharing an address (if they are receiving multiple copies) should be directed to Investor Relations, by phone (212) 697-9660 or by fax at (212) 697-9466 or by mail to Investor Relations, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036 or by e-mail to info@warrenresources.com.

OTHER INFORMATION

        Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which may properly come before the meeting or other matters incident to the conduct of the meeting.

        As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

        The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

 ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

        The 2014 Annual Report on Form 10-K (which is not a part of the Company's proxy soliciting materials) and the exhibits filed with it are available at the Company's web site at www.proxy.warrenresources.com. Upon request by any stockholder to the following address, a copy of the 2014 Annual Report on Form 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to the 2014 Annual Report on Form 10-K will be furnished for a fee which will not exceed the Company's reasonable expenses in furnishing the exhibits:

Investor Relations
Warren Resources, Inc.
1114 Avenue of the Americas, 34th Floor
New York, NY 10036

By Order of the Board of Directors,

Saema Somalya, Senior Vice President, General Counsel and Corporate Secretary

New York, New York
April 21, 2015

 ANNEX A

SECOND AMENDMENT
TO
WARREN RESOURCES, INC.
2010 STOCK INCENTIVE PLAN

        WARREN RESOURCES, INC., a Maryland corporation (the "Company") adopted the Warren Resources, Inc. 2010 Stock Incentive Plan, originally effective January 1, 2010 and first amended effective as of January 1, 2012 (as first amended, the "Plan"). This Second Amendment to the Plan is made effective as of June 2, 2015 (the "Amendment Effective Date"), subject to approval by the Company's stockholders.

RECITALS

        A.    The Company established the Plan under which the Company is authorized to grant equity-based and cash incentive awards to certain employees, consultants and directors who are not employees of the Company and its Subsidiaries;

        B.    Section 14 of the Plan provides that the Company's board of directors (the "Board") may amend the Plan subject to, in certain circumstances, the requisite prior or subsequent stockholder approval;

        C.    The Board now desires to amend the Plan in the manner contemplated hereby, subject to approval by the Company's stockholders at the Company's 2015 annual meeting, to (a) provide that the maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan is 9,950,000 and (b) remove the "reload" options from the suite of options available for issuance under the Plan; and

        D.    Capitalized terms used but not defined herein shall have the same meaning as set forth in the Plan.

AMENDMENTS

1.
Section 5 of the Plan is hereby deleted and replaced in its entirety with the following:

5.
DURATION OF AND COMMON STOCK SUBJECT TO PLAN.

(a)
Term.    Subject to Section 13 below, the Plan shall terminate on ten (10) years from the date of adoption by the stockholders of the Company, except with respect to Awards then outstanding. No new Award may be granted under the Plan after that date.

(b)
Shares of Common Stock Subject to Plan.    The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan (the "Plan Maximum") shall be 9,950,000, subject to adjustment as provided in Section 11 below. Common Stock issued under the Plan may be either authorized and unissued shares or treasury shares. The following terms and conditions shall apply to Common Stock subject to the Plan:

(i)
In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

(ii)
For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of

        Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

      (iii)
      If any Awards are forfeited, cancelled, terminated, expire unexercised, settled in cash in lieu of stock (including the settlement of tax withholding obligations using Shares) or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange; and

      (iv)
      Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan.

2.
Section 6(d) of the Plan is hereby deleted and replaced in its entirety with the following:

  (d)
  Exercisability.

  (i)
  Incentive Stock Options and Nonqualified Stock Options shall be exercisable in installments as determined by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee shall determine at the date of grant; provided that if not otherwise determined by the Committee, Incentive Stock Options and Nonqualified Stock Options may be exercised as to one-third (33.33%) of the shares covered thereby beginning on the first anniversary date of the date of grant (hereinafter, an "Anniversary Date") and thereafter an additional one-third (33.33%) on the second Anniversary Date, and an additional one-third (33.33%) on the third Anniversary Date, except as otherwise provided in Sections 9 and 12.

  (ii)
  Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee.

3.
Section 6(h) of the Plan is hereby deleted and replaced in its entirety with the following:

  (h)
  Tax Withholding.    In addition to the alternative methods of exercise set forth in Section 6(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option so long as the amount withheld does not exceed the Company's minimum statutory tax withholding attributable to the underlying transaction. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, there is substantial risk that such election could result in a violation of any then applicable rules or regulations, including federal or state securities law, or such withholding would have an adverse tax or accounting effect on the Company.

4.
Section 6(i) of the Plan is hereby deleted in its entirety.

5.
Except as set forth above, the Plan shall continue to read in its current state.

        IN WITNESS WHEREOF, the Company has cause the execution of this Second Amendment by its duly authorized officer, effective as of the Amendment Effective Date.

WARREN RESOURCES, INC.
By:	/s/ SAEMA SOMALYA
	Name:	Saema Somalya
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. WARREN RESOURCES, INC. M91969-P64568 WARREN RESOURCES, INC. 1114 AVENUE OF THE AMERICAS NEW YORK, NY 10036 2. To approve the second amendment to the 2010 Stock Incentive Plan. 5. The proxies are authorized to vote upon such other business as may properly come before the meeting. 3. To ratify the appointment of Grant Thornton LLP as the Company's auditors for the year 2015. 4. To approve, by non-binding vote, the compensation of the Company's named executive officers. ! ! ! 01) Leonard DeCecchis 02) Lance Peterson 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 1, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ElECTRONIC DElIVERY Of fUTURE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 1, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote fOR the following: ! ! ! ! ! ! ! ! ! ! ! ! The Board of Directors recommends you vote fOR proposals 2, 3, 4 and 5. for All Withhold All for All Except ! for Against Abstain To withhold authority to vote for any individual nominee, mark “For All Except” and write the number of the nominee on the line below. For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

WARREN RESOURCES, INC. Annual Meeting of Stockholders June 2, 2015 This proxy is solicited by the Board of Directors The undersigned hereby appoints Chet Borgida and Anthony L. Coelho, each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to act and vote, as provided on the other side, all the shares of Warren Resources, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 2, 2015 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and with the discretion of the person voting the proxy with respect to any other business properly brought before the Annual Meeting of Stockholders. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. M91970-P64568 Continued and to be signed on reverse side Address Change/comments: _______________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

QuickLinks

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2015
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
PROPOSAL 1—ELECTION OF DIRECTORS
DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2018
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2017
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2016
CORPORATE GOVERNANCE
Code of Business Conduct for All Directors, Officers and Employees
Code of Ethics for Senior Financial Officers
Director Compensation for 2014
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
2015 EXECUTIVE COMPENSATION
COMPENSATION OF NAMED EXECUTIVE OFFICERS Summary Compensation Table
Grants of Plan-based Awards Table for 2014
OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2014
OPTIONS EXERCISED AND STOCK VESTED DURING 2014
ESTIMATED BENEFITS UPON TERMINATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS
PROPOSAL 2—APPROVAL OF THE SECOND AMENDMENT TO THE 2010 STOCK INCENTIVE PLAN AND MATERIAL PLAN TERMS FOR PURPOSES OF COMPLYING WITH THE REQUIREMENTS OF SECTION 162(M) OF THE INTERNAL REVENUE CODE
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SECOND AMENDMENT TO OUR 2010 STOCK INCENTIVE PLAN. PROPOSAL 3—RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS
PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION
EXPENSES OF SOLICITATION
PROPOSALS OF STOCKHOLDERS FOR 2016 ANNUAL MEETING
HOUSEHOLDING
OTHER INFORMATION
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K
  ANNEX A
RECITALS
AMENDMENTS